AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 2005
                                                   REGISTRATION NOS. 333 -122901
                                                                      811 -21719
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-1A
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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |_|
   PRE-EFFECTIVE AMENDMENT NO.                                               |_|
   POST-EFFECTIVE AMENDMENT NO. 2                                            |X|
      AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |_|
   AMENDMENT NO. 6                                                           |X|
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                                 CLAYMORE TRUST
               (Exact Name of Registrant as Specified in Charter)
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                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
          (Address of Principal Executive Offices, including Zip Code)
       Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)

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                                   COPIES TO:
                                CATHY G. O'KELLY
                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ, P.C.
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

|_| immediately upon filing pursuant to paragraph (b) of Rule 485; or |_| on (date) pursuant to paragraph (b) of Rule 485; or |_| 60 days after filing pursuant to paragraph (a)(1) of Rule 485; |_| on (date) pursuant to paragraph (a)(1) of Rule 485; or |X| 75 days after filing pursuant to paragraph (a)(2) of Rule 485; or |_| on (date) pursuant to paragraph (a)(2) of Rule 485; or |_| on (date) pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                EXPLANATORY NOTE

         The Registrant filed Post-Effective Amendment No. 1 to its registration statement pursuant to Rule 485(a)(2) of the Securities Act of 1933 on July 7, 2005. Post-Effective Amendment No. 1 amends the Registrant's registration statement to establish two additional series, Claymore/Fiduciary Large Cap Core Fund and Claymore Core Equity Fund. The Registrant is now filing Post-Effective Amendment No. 2 to its registration statement to amend its registration statement for the purpose of establishing two new series, Claymore/[ ] Senior Floating Rate Fund and Claymore/Zacks Multi-Cap Opportunities Fund. All additional series are completely separate and Post-Effective Amendment No. 2 does not contain any information that overlaps with Post-Effective Amendment No. 1.

                  SUBJECT TO COMPLETION - DATED AUGUST 15, 2005

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[CLAYMORE(R) LOGO]                                            [SUB-ADVISER LOGO]


                     CLAYMORE/[     ] SENIOR FLOATING RATE FUND

                                   PROSPECTUS


                                 CLASS A SHARES

                                 CLASS C SHARES


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     , 2005

                                TABLE OF CONTENTS

                                                                            PAGE

Risk/Return Summary............................................................1
Fund Performance...............................................................4
Fees and Expenses of the Fund..................................................4
Investment Objectives and Strategies...........................................5
Risks.........................................................................11
Investment Advisory Services..................................................16
Distribution Plan and Service Plan............................................17
Purchase of Shares............................................................18
Redemption of Shares..........................................................23
Frequent Purchases and Redemptions............................................26
Shareholder Services and Policies.............................................27
Distributions from the Fund...................................................28
Federal Income Taxation.......................................................28
Other Information.............................................................31


         No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment sub-adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

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                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVES

         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital.

PRIMARY INVESTMENT STRATEGIES

         The Fund will pursue its investment objectives primarily through investment in a portfolio of senior floating or adjustable rate corporate loans ("Senior Loans") made to U.S. and foreign borrowers that are corporations, partnerships and other business entities ("Borrower"). Senior Loans generally hold the most senior position in the capitalization structure of the Borrower. Interest rates on Senior Loans generally float daily or adjust periodically at a margin above a generally recognized base rate such as the London Inter-Bank Offered Rate (LIBOR), the prime rate offered by one or more major US banks, or the certificate of deposit rate. The Fund will purchase Senior Loans primarily through assignments, but may purchase participation interests in Senior Loans as well. An assignment represents a portion of Senior Loan attributable to a lender. When the fund acquires an assignment, it generally becomes a lender for the purposes of the underlying loan documentation with the Borrower. Participation interests are issued by a lender or other financial institution and represent a fractional interest in a Senior Loan. Unlike an assignment, the Fund does not become a lender under the original loan documentation when it purchases a participation interest.

         Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a portfolio of Senior Loans and derivative instruments with exposure to Senior Loans. For this purpose, the term Senior Loan also includes investment in other investment companies that invest primarily in Senior Loans. The Fund may invest without limitation and generally intends to invest a substantial portion of its assets in Senior Loans rated below investment grade by established rating agencies (e.g., S & P and Moody's) or that are unrated but considered by the Sub-Adviser to be of comparable quality. The Sub-Adviser relies to a significant degree on its own credit analysis and analysis performed by third parties, rather than rating agency determinations.

         The portion of the Fund's assets invested in Senior Loans will vary from time to time consistent with the Fund's investment objectives, changes in market prices for Senior Loans, changes in interest rates and other economic and market factors. The Fund may invest to a lesser degree in subordinated Senior Loans, unsecured Senior Loans, structured notes, fixed-rate obligations and other debt securities. The Fund may invest up to 15% of total assets in US dollar denominated Senior Loans of Borrowers or issuers located outside the United States. The Fund may use derivative instruments including options, futures contracts, asset-backed securities and swaps to hedge its portfolio. The Fund may invest without limit in high grade debt obligations and money market instruments for temporary or interim purposes.

         These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Fund's policy with respect to investing at least 80% of its net assets in a portfolio of Senior Loans changes, the Fund will provide shareholders with at least 60 days notice before implementation of such change.

PRIMARY INVESTMENT RISKS

         An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objectives.

         No Operating History. The Fund is a newly organized, diversified, open-end management investment company with no operating history.

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         Credit Risk. The Senior Loans in which the Fund invests are subject to credit risk, which is the risk of nonpayment of scheduled interest and/or principal payments. Credit risk also is the risk that one or more investments in the Fund's portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security or the Borrower experiences a decline in its financial status.

         Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund invests primarily in secured Senior Loans. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. The liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

         In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

         Lower Grade Investments Risk. Lower grade debt instruments are commonly referred to as "high yield" or "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt instruments. Lower grade debt instruments also may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated debt instruments. Unlike higher rated debt instruments, which tend to react mainly to fluctuations in the general level of interest rates, the market values of lower grade debt instruments tend to reflect to a greater extent individual developments of the issuer, although movements in the general direction of interest rates can be expected to impact the market value of lower grade debt instruments. In addition, lower grade debt instruments tend to be more sensitive to economic conditions.

         Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser or third parties, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any recognized rating agency. Many issuers of Senior Loans have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants, agents or others that invest in, trade in, originate or administer Senior Loans.

         Illiquidity Risk. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market. Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Senior Loans in which the Fund invests will be relatively illiquid.

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         Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that the Fund can obtain. The Fund may have difficulty disposing of Senior Loans if it needs cash to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, if the Fund purchases a relatively large assignment of a Senior Loan , the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to a Borrower when the Sub-Adviser deems it advisable to do so.

         Valuation Risk. The secondary market for some Senior Loans is limited, and it may be difficult to value such loans. Market quotations may not be readily available for some Senior Loans and valuation for such securities may require more research than for more liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a more liquid secondary market, because there is less reliable objective data available.

         Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans pay interest at rates which float in response to changes in market rates. Because the rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund's net asset value ("NAV"). Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund's NAV.

         Intermediary Risk. To the extent that the Fund purchases participation interests in Senior Loans, the financial status of any institution interposed between the Fund and the Borrower may affect the Fund's ability to collect principal and interest payments. The Fund's ability to collect such payments may depend on the skill of the agent bank in administering the loan, monitoring compliance with covenants and other loans terms, and enforcing creditor remedies against the Borrower.

         Concentration Risk. The Fund concentrates its investments in the securities of issuers in the industry group consisting of financial institutions and their holding companies, including banks and thrifts, insurance companies and finance companies solely because the issuer of a Senior Loan may be deemed to include not only the Borrower under a credit agreement, but also the agent bank and other intermediate participants. As a result, the Fund is subject to certain risks associated with financial institutions including, among others, changes in government regulation, interest rate levels and economic conditions.

         The Fund is not a money market fund and its net asset value will fluctuate. The Fund is not a complete investment program and you may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                                FUND PERFORMANCE

         As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser and Sub-Adviser believe is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                       CLASS A SHARES            CLASS C SHARES
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SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price).............................                  %(1)                    None
Maximum deferred sales charge (load) (as a percentage of the
   lesser of original purchase price or redemption proceeds).               None(2)                    %
Redemption fee(3)............................................               2.00%                      2.00%

                                                                       CLASS A SHARES            CLASS C SHARES
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
   FROM FUND ASSETS)
Management fees..............................................             [   ]                       [   ]
Distribution and/or service (12b-1) fees.....................             [   ]                       [   ](5)
Other expenses(4)............................................             [   ]                       [   ]
Total annual fund operating expenses.........................             [   ]                       [   ]

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(1) Because of rounding in the calculation of front-end sales charges, the actual front end sales charge paid by an investor may be higher or lower than the percentages noted.

(2) The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

(3) Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."

(4) "Other Expenses" have been estimated for the Fund's current fiscal year based on an asset size of $[ ]. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to [ ]% and [ ]% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until [ ], 2007. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

(5) While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

EXAMPLE

         The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $[ ].

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          ONE YEAR         THREE YEARS

Class A Shares....................          $[ ]              $[ ]
Class C Shares....................          $[ ]              $[ ]

         You would pay the following expenses if you did not redeem your shares:

                                          ONE YEAR         THREE YEARS

Class A Shares....................          $[ ]              $[ ]
Class C Shares....................          $[ ]              $[ ]

                      INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

         The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital.

         The Fund's investment objectives are not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

         Senior Loans. Under normal circumstances, the Fund will invest at least 80% of its net assets in Senior Loans. Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest that are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. This base lending rate is primarily LIBOR, and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate or other base lending rate used by commercial lenders. The Senior Loans held by the Fund typically will have a dollar-weighted average period until the next interest rate adjustment of approximately 90 days or less.

         Under normal circumstances, the Fund also may invest up to 10% of its total assets through purchasing revolving credit facilities, investment grade debtor-in-possession financing, unsecured loans, other floating rate debt securities, such as notes, bonds, and asset-backed securities (such as special purpose trusts investing in bank loans), and investment grade loans and fixed income debt obligations. The Fund also may invest up to 10% of its total assets in Senior Loans and, on limited occasions, equity and debt securities acquired in connection therewith, of distressed issuers ("Special Situations").

         Lower Rated Securities. The Fund invests primarily in a portfolio of Senior Loans that are not rated by a nationally recognized statistical rating organization ("NRSRO"), are not registered with the Securities and Exchange Commission (the "SEC") or any state securities commission and are not listed on any national securities exchange. In evaluating the creditworthiness of corporate debt obligors, the Sub-Adviser will consider, and may rely in part on, analyses performed by others. Substantially all of the corporate debt obligations in which the Fund will invest will be lower grade debt instruments. Lower grade debt instruments are rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's"), BB+ or lower by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies ("S&P"), or comparably rated by another NRSRO or, if unrated, are of comparable credit quality. Debt instruments that are unsecured and lower grade are viewed by the rating agencies as having speculative characteristics and are commonly referred to as "junk bonds." A description of the ratings of corporate bonds by Moody's and S&P is included as Appendix A to this Prospectus. The Sub-Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities, and those of third parties, than upon rating agency evaluation.

         The Fund does not intend to purchase publicly-traded high-yield bonds or equity securities, but may acquire such securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a borrower. Investments in high-yield bonds and equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans.

         Foreign Investments. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated foreign investments, predominantly in developed countries and territories of those countries, but in no case will the Fund invest in debt securities of issuers located in emerging markets.

         Other Investment Companies. The Fund may invest its assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles including market indices either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market.

         Market Indices. The Fund may invest in Senior Loan market indices that synthetically reflect a composite of performance of the Senior Loan market based on the aggregate performance of a diversified pool of underlying actively traded "par" Senior Loans. From time to time, the Fund may invest in or short these indices as a means of managing portfolio exposure or increasing portfolio yield. In the event the Fund invests in these indices, the Fund expects to reduce its exposure to these indices by acquiring individual Senior Loans in the primary and secondary markets. Senior Loan market indices are available in unfunded and funded format, the former making use of credit default swaps and the latter making use of credit-linked notes. Descriptions of credit default swaps and credit-linked notes may be found in the SAI. Any investment by the Fund in a Senior Loan market index will not be included in the limits set forth in the SAI for credit default swaps and credit-linked notes. In the event that the Fund were to invest in an unfunded Senior Loan market index, the Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the unfunded index investment.

          Hedging Transactions. The Fund may use interest rate swaps for risk management purposes and not as a speculative investment and would typically use interest rate swaps to shorten the average interest rate reset time of the Fund's holdings. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed-rate payments for floating rate payments).

         Other Investments. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

PORTFOLIO TURNOVER

         The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short-term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                      RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

         No History of Operations. The Fund is a newly organized, diversified, open-end management investment company with no operating history.

         Credit Risk. Corporate debt obligations, such as the Senior Loans, are subject to the risk of non-payment of scheduled interest or principal. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the Fund's NAV. There can be no assurance that the liquidation of collateral securing a Senior Loan or bond, if any, would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of a bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate debt obligation. To the extent that a corporate debt obligation is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of a bankruptcy of such Borrower. Some corporate debt obligations, including Senior Loans, are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate debt obligations to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders, including, in certain circumstances, invalidating such corporate debt obligations or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund's performance.

         Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal of and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

         In the event of the bankruptcy of a Borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a Senior Loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.

         The Senior Loans in which the Fund invests are generally lower grade (i.e., rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or comparably rated by another NRSRO) or unrated but determined to be of comparable credit quality as lower grade debt instruments by the Sub-Adviser?. Investment decisions will be based largely on the credit analysis performed by the Sub-Adviser, and not on rating agency evaluations. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans may not be rated by any NRSRO. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.

         Lower Grade Debt Instruments. Investing in lower grade debt instruments involves additional risks than investment grade debt instruments. Issuers of lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are generally more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments.

         Lower grade debt instruments carry particular market risks and may experience greater volatility in market value than investment grade debt instruments. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these securities. Some of these securities may have a structure that makes their reaction to interest rate and other factors difficult to predict, causing their value to be highly volatile. The secondary market for lower grade debt instruments may be less liquid than the markets for higher quality debt instruments, and this may have an adverse effect on the market value of certain securities.

         Lower grade debt instruments face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

         The Fund could lose money if the Borrower of a Senior Loan or issuer of a debt instrument is unable to meet its financial obligations or goes bankrupt. The Fund may be subject to more credit risk than other income funds because it invests in lower grade debt instruments, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

         The value of a lower grade debt instrument may fall when interest rates rise. Debt instruments with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt instruments with shorter durations.

         Interest Rate Risk. During normal market conditions, changes in market interest rates will affect the Fund. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because Senior Loans, the majority of the assets in which the Fund invests, pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Senior Loans reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the Senior Loans. This means that changes to the interest paid on the Senior Loans as a whole will tend to lag behind changes in market rates.

         The value of a Senior Loan is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular Senior Loan, given its individual credit and other characteristics. If market interest rates change, a Senior Loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. The rates of interest paid on the Senior Loans in which the Fund invests will have a weighted average reset period that is typically less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be limited.

         To the extent that changes in total rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on Senior Loans of the type and quality in which the Fund invests, the Fund's NAV could also be adversely affected. Again, this is because the value of a Senior Loan in the Fund is partially a function of whether it is paying what the market perceives to be an appropriate total rate of interest for the particular Senior Loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan's value based on changes in the market spread on Senior Loans held by the Fund may be of longer duration.

         Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities in an amount up to 33-1/3% of total assets to broker-dealers, major banks, or other recognized domestic institutional Borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should the Borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

         Special Situations. Investing in Special Situations involves a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its par value. While offering a greater potential opportunity for capital appreciation, Special Situations are highly speculative with respect to the issuer's ability to continue to make interest payments and/or to pay its principal obligations in full. Special Situations can be very difficult to properly value, making them susceptible to a high degree of price volatility and rendering them less liquid than performing debt obligations. Special Situations involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situations may include non-investment grade debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

         Unsecured Loans and Subordinated Loans. The Fund may invest up to 10% of its total assets, measured at the time of investment, in unsecured Senior Loans, subordinated loans or a subordinated portion of a Senior Loan. Unsecured Senior Loans and subordinated loans share the same credit risks as those discussed above under "Credit Risk" except that unsecured Senior Loans are not secured by any collateral of the Borrower and subordinated loans are not the most senior debt in a Borrower's capital structure. Unsecured Senior Loans do not enjoy the security associated with collateralization and may pose a greater risk of non-payment of interest or loss of principal than do secured Senior Loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans and subordinated portions of Senior Loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the Borrower's assets are insufficient to meet its obligations to its creditors.

         Short-Term Debt Securities. The Fund may invest in short-term debt securities. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. Because short-term debt securities pay interest at a fixed rate, when interest rates decline, the value of the Fund's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.

         Foreign Securities Risk. The Fund may invest up to 15% of its total assets in U.S. dollar-denominated foreign securities, but in no case will the Fund invest in debt securities of issuers located in emerging markets. Investments in non- U.S. issuers may involve unique risks that differ from investments in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region. These risks may include:

         o less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

         o many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers desirable;

         o an adverse effect of currency exchange rates or controls on the value of the Fund's investments;

         o the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

         o economic, political, and social developments may adversely affect the securities markets; and

         o withholding and other non-U.S. taxes may decrease the Fund's return.

         Management Risk. The Sub-Adviser's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

         Strategic Transaction Risk. The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including credit default swaps, credit-linked notes, interest rate options, futures, swaps, caps, floors, and collars and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements. See "Additional Information Regarding the Fund's Investments" in the SAI for more information about these techniques.

ADDITIONAL RISK CONSIDERATIONS

         In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

                          INVESTMENT ADVISORY SERVICES


INVESTMENT ADVISER

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end investment companies.

SUB-ADVISER

         [Insert Sub-Adviser information]

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities, and pays the compensation of all officers of the Fund who are its affiliates.

PORTFOLIO MANAGEMENT

         [Insert Portfolio Manager information]

         The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

ADVISORY FEES

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of ___% of the Fund's average daily net assets for the services and facilities it provides.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the [Investment Adviser] has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily net assets for the services it provides.

         In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.


                       DISTRIBUTION PLAN AND SERVICE PLAN

         The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

         The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

         The distribution fees payable under the Plan are up to ___% for Class C Shares. The service fees payable under the Plan are up to ___% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               PURCHASE OF SHARES


GENERAL

         This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

         o Class A Shares generally bear sales charge expenses at the time of purchase.

         o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

PRICING FUND SHARES

         The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

         The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange, usually 4:00 p.m. Eastern time, each day the New York Stock Exchange (the "NYSE") is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.

         The Fund values Senior Loans using valuation guidelines established and periodically reviewed by the Board of Trustees. Under the valuation guidelines, Senior Loans for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes and all other Senior Loans for which market quotations are not readily available are valued at fair value in good faith following procedures established by the Board of Trustees. Subject to criteria established by the Board of Trustees about the availability and reliability of market indicators obtained from independent pricing sources approved by the Board, certain Senior Loans will be valued on the basis of such indicators. Other Senior Loans will be valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources. Certain Senior Loans will be valued by considering a number of factors including consideration of market indicators, transactions in instruments which are deemed to be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the creditworthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loan interests. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Trustees. Due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. To the extent that an active secondary trading market in Senior Loan interests develops to a reliable degree, the Fund may rely to an increasing extent on market prices and quotations in valuing Senior Loan interests in the Fund's portfolio. The Fund and Trustees will continue to monitor developments in the Senior Loan market and will make modifications to the current valuation methodology as deemed appropriate.

         The Fund values equity securities at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type.

         Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

         The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

         If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities will be valued at their fair value as determined in good faith by the Investment Adviser in accordance with procedures established by the Board of Trustees.

HOW TO BUY SHARES

         The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

         Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.

         Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

         The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

         The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or Distributor's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

         All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

         The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

         Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

CLASS A SHARES

         Class A Shares have a 12b-1 plan, under which a service fee of up to ___% is deducted from class assets each year.

         Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:

                      CLASS A SHARES SALES CHARGE SCHEDULE

                                 FRONT-END SALES CHARGE     FRONT-END SALES CHARGE
                                        AS A % OF                   AS A % OF
       YOUR INVESTMENT               OFFERING PRICE*          YOUR NET INVESTMENT          DEALER REALLOWANCE
                                           %                            %                            %
                                           %                            %                            %
                                           %                            %                            %
                                           %                            %                            %
                                           %                            %                            %
                                                                                                     %

------------------
* The offering price includes the sales charge.

         Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

CLASS A SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.

         Quantity Discounts. You may be able to lower your Class A sales charges if:

         o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent") (see below);

         o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

         o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").

         By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

         The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

         For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

         As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

         Investors must notify the Fund or their authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

         For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges"), consult with your financial advisor.

         Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

         o        reinvesting dividends or distributions

         o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

         o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund

         o        a current or former director or trustee of the Claymore funds

         o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a Sub-Adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

         o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

         o using proceeds from the termination of a Claymore unit investment trust.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

         Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

         Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

         Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

         Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

         Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

CLASS C SHARES

         Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

         The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

         In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

CLASS C SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:

         o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In addition, there are certain cases in which you may be exempt from a CDSC. These include:

         o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

         o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

         o        withdrawals related to certain retirement or benefit plans; or

         o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

AVAILABILITY OF INFORMATION

         Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                              REDEMPTION OF SHARES

         Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

         Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

         Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

         Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

         The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

         The redemption fee will not be charged in connection with the following exchange or redemption transactions:

         o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

         o        transactions involving hardship of any registered shareholder;

         o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

         o transactions involving shares purchased through the reinvestment of dividends or other distributions;

         o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the Fund);

         o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

         o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

         o redemptions representing the return of excess contributions in retirement accounts.

         Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of Fund assets. Accordingly, a large percentage of the Fund's assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

         Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan Street, Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

         In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

         Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

         o        If ownership is changed on the account

         o        When adding telephone redemption to an existing account

         o        When adding or changing any automated bank instructions

         Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

         Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at
(877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.

         For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

                       FREQUENT PURCHASES AND REDEMPTIONS

         The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders.

         In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

         o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

         o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

         o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

         o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

         The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

         The Fund's policies and procedures may be amended at any time.

                        SHAREHOLDER SERVICES AND POLICIES

         Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

DIVIDEND REINVESTMENT PLAN

         A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN

         An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

FUND INFORMATION

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

                           DISTRIBUTIONS FROM THE FUND

         The Fund intends to pay substantially all of its net investment income to shareholders through monthly distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain, qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and
(ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

         The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each monthly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the monthly distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

TAXATION OF SHAREHOLDERS

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income for the shareholders.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.


                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

         The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:

         o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

                              FINANCIAL HIGHLIGHTS

         Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

         o        Call your broker
         o        www.claymore.com
         o        FundInfo(R)
         o        Telephone:  (877) CLAYMORE

                  DEALERS

         o        www.claymore.com
         o        FundInfo(R)
         o        Distributor Telephone:  (800) 345-7999

Claymore/[         ] Senior Floating Rate Fund
2455 Corporate West Drive
Lisle, Illinois 60532

Investment Adviser                                Investment Sub-Adviser
   Claymore Advisors, LLC                            [             ]
   2455 Corporate West Drive                         [             ]
   Lisle, Illinois 60532                             [             ]

Distributor                                       Transfer Agent
   Claymore Securities, Inc.                         US Bancorp Fund Services, LLC
   2455 Corporate West Drive                         615 E. Michigan St. Fl 3
   Lisle, Illinois 60532                             Milwaukee, WI 53202

Custodian                                         Independent Registered Public Accounting Firm
   The Bank of New York                              Ernst & Young LLP
   101 Barclay Street                                233 South Wacker Drive
   New York, New York 10286                          Chicago, Illinois 60606

Legal Counsel
   Vedder, Price, Kaufman & Kammholz, P.C.
   222 North LaSalle Street
   Chicago, Illinois 60601

[CLAYMORE(R) LOGO]                                             [SUBADVISER LOGO]

                   CLAYMORE/[      ] SENIOR FLOATING RATE FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (877) CLAYMORE. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.claymore.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

                                 CLASS A SHARES

                                 CLASS C SHARES



                                   PROSPECTUS

                                     , 2005

Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

The Fund's Investment Company Act File No. is 811-21719.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

         A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

         An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         2. Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA                     Debt rated "AAA" has the highest rating assigned by S&P.
                        Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

-------------------------------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

         A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.

         A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa                      Bonds are judged to be of high quality by all standards.
                        Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C   Bonds that possess one of these ratings provide
                        questionable protection of interest and principal
                        ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)              Bonds for which the security depends upon the completion
                        of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or
                        (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1            This designation denotes best quality. There is present
                        strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2            This designation denotes high quality. Margins of
                        protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3            This designation denotes favorable quality. All security
                        elements are accounted for but there is lacking the undeniable strength of the preceding grades.
                        Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4            This designation denotes adequate quality. Protection
                        commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

         --       Leading market positions in well-established industries.

         --       High rates of return on Funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  ISSUERS RATED NOT PRIME DO NOT FALL WITHIN ANY OF THE PRIME RATING CATEGORIES.

                  SUBJECT TO COMPLETION - DATED AUGUST 15, 2005

         The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 CLAYMORE TRUST

                     CLAYMORE/[   ] SENIOR FLOATING RATE FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

         Claymore/[ ] Senior Floating Rate Fund's (the "Fund") primary investment objective is to seek a high level of current income. As a secondary objective, the Fund will attempt to preserve capital. The Fund will pursue these objectives through investment in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance the Fund will achieve its investment objectives. Investment in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors. Senior Loans pay income that floats with the prevailing level of interest rates. Floating rate products are typically less sensitive to interest rate changes than traditional fixed income securities. Income oriented investors typically have limited alternatives in a rising interest rate environment.

         The Fund is organized as a diversified series of Claymore Trust, an open-end management investment company (the "Trust")

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated , 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any prospectus and/or report may be obtained without charge by writing Claymore Securities, Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.

         This Statement of Additional Information is dated            , 2005.

                                TABLE OF CONTENTS

                                                                            PAGE

General Information..........................................................S-1
Investment Objectives, Principal Investment Strategies and Risks.............S-2
Investment Restrictions.....................................................S-16
Management of the Fund......................................................S-17
Investment Advisory Agreements..............................................S-23
Portfolio Management........................................................S-24
Distribution and Service....................................................S-24
Transfer Agent..............................................................S-26
Portfolio Transactions and Brokerage Allocation.............................S-26
Shareholder Services........................................................S-28
Redemption of Shares........................................................S-29
Federal Income Taxation.....................................................S-31
Fund Performance............................................................S-34
Other Information...........................................................S-35
Appendix A - Proxy Voting Policy and Procedures..............................A-1

                               GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a diversified series of an open-end, management investment company.

         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         [Insert Sub-Adviser information]

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares: Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

ADDITIONAL INFORMATION REGARDING SENIOR LOANS

         General. Senior Loans are typically arranged through private negotiations between a borrower ("Borrower") and several lenders ("Lenders") represented in each case by one or more Lenders acting as agent of the Lenders (the "Agent"). On behalf of the Lenders, the Agent, which is frequently the entity that originates the Senior Loan and invites the other parties to join the lending syndicate, will be primarily responsible for negotiating the Senior Loan agreements that establish the relative terms, conditions and rights of the Borrower and the Lenders (the "Loan Agreements"). The Agent is required to administer and manage the Senior Loan and to service or monitor the collateral, including the collection of principal, interest and fee payments from the Borrower, monitoring compliance by the Borrower with the restrictive covenants in the Loan Agreement and of notifying the Lenders of any adverse change in the Borrower's financial condition.

         The Fund may invest in a Senior Loan in one of two ways. It may purchase a participation interest or it may purchase an assignment. Participation interests are interests issued by a lender or other financial institution, which represent a fractional interest in a Senior Loan. The Fund may acquire participation interests from a lender or other holders of participation interests. Holders of participation interests are referred to as participants. An assignment represents a portion of a Senior Loan previously attributable to a different lender. Unlike a participation interest, the Fund generally will become a lender for the purposes of the relevant loan agreement by purchasing an assignment.

         The Fund will not originate loans. As such, it will not be buying in the "primary" market. When the Fund purchases an existing assignment of a Senior Loan, or purchases a participation interest in a Senior Loan, it is said to be purchasing in the "secondary" market. Purchases of Senior Loans in the secondary market may take place at, above, or below the par value of a Senior Loan. Purchases above par will effectively reduce the amount of interest being receiving by the Fund through the amortization of the purchase price premium, whereas purchases below par will effectively increase the amount of interest being received by the Fund through the amortization of the purchase price discount. The Fund may be able to invest in Senior Loans only through participation interests or assignments at certain times when reduced direct investment opportunities in Senior Loans may exist.

         If the Fund purchases an assignment from a lender, the Fund generally will have direct contractual rights against the borrower in favor of the lenders. On the other hand, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. Therefore, when the Fund invests in Senior Loans through the purchase of participation interests, the Fund's Sub-Adviser must consider the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and a borrower.

         Typically, Senior Loans are secured by collateral that, at the time of origination, has a fair market value at least equal to the amount of such Senior Loan. The Fund's Sub-Adviser generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. However, the value of the collateral may decline following the Fund's investment. Also, collateral may be difficult to sell and there are other risks that may cause the collateral to be insufficient in the event of a default. Consequently, the Fund might not receive payments to which it is entitled. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional collateral, typically by pledging their ownership interest in the Borrower as collateral for the loan.

         The Fund will make an investment in a Senior Loan only after the Fund's Sub-Adviser determines that the investment is suitable for the Fund based on the Sub-Adviser's independent credit analysis. Generally, this means that the Sub-Adviser has determined that the likelihood that the corporation will meet its obligations is acceptable.

         The rate of interest payable on Senior Loans is established as the sum of a base lending rate plus a specified margin. These base lending rates generally are the London Interbank Offered Rate ("LIBOR"), the interest rate quoted by major U.S. money center commercial banks at which such banks are willing to lend U.S. dollars to their most creditworthy borrowers, as quoted daily in the Wall Street Journal (Prime Rate), the certificate of deposit ("CD") rate, or another base lending rate used by commercial lenders. The interest rate on Prime Rate-based Senior Loans floats daily as the Prime Rate changes, while the interest rate on LIBOR-based Senior Loans is reset periodically, typically between 30 days and 90 days. Certain of the Senior Loans in which the Fund will invest may permit the borrower to select an interest rate reset period of up to one year. A portion of the Fund's investments may consist of loans with interest rates that are fixed for the term of the loan. Investment in Senior Loans with longer interest rate reset periods or loans with fixed interest rates may increase fluctuations in the Fund's net asset value as a result of changes in interest rates. However, the Fund may attempt to hedge its fixed rate loans against interest rate fluctuations by entering into interest rate swap or other derivative transactions.

         Borrower Covenants. A Borrower must comply with various restrictive covenants contained in a Loan Agreement. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the Borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the Borrower to prepay the Senior Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Lenders directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower. In the case of a Senior Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Senior Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

         Administration of Loans. The Agent typically administers the terms of the Loan Agreement. In these cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Fund has direct recourse against the Borrower, the Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The seller of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement. Compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

         A financial institution's appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Fund were determined to be subject to the claims of the Agent's general creditors, the Fund might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

         Prepayments. Senior Loans may require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow or asset sales. The degree to which Borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by, among other factors, general business conditions, the financial condition of the Borrower and competitive conditions among Lenders. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying Borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Fund's performance because the Fund should be able to reinvest prepayments in other Senior Loans that have similar or identical yields and because receipt of such fees may mitigate any adverse impact on the Fund's yield.

         Other Information Regarding Senior Loans. The Fund may acquire interests in Senior Loans which are designed to provide temporary or "bridge" financing to a Borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance and sale of debt obligations. The Fund also may invest in Senior Loans of Borrowers who have obtained bridge loans from other parties. A Borrower's use of bridge loans involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower's perceived creditworthiness.

         To the extent that collateral consists of the stock of the Borrower's subsidiaries or other affiliates, the Fund will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Fund may invest in Senior Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the Borrower; provided, however, that the guarantees are fully secured. There may be temporary periods when the principal asset held by a Borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when the stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan. However, the Borrower's ability to dispose of the securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of Senior Loans. During any period in which the Senior Loan is temporarily unsecured, the Senior Loan will not be treated as a secured Senior Loan for purposes of the Fund's policy of investing in normal circumstances at least 80% of its net assets in secured Senior Loans.

         If a Borrower becomes involved in bankruptcy proceedings, a court may invalidate the Fund's security interest in the loan collateral or subordinate the Fund's rights under the Senior Loan to the interests of the Borrower's unsecured creditors. Such action by a court could be based, for example, on a "fraudulent conveyance" claim to the effect that the Borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Borrower, but were instead paid to other persons (such as shareholders of the Borrower) in an amount which left the Borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund's security interest in loan collateral. If the Fund's security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a Borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the Loan.

         Senior Loans generally hold the most senior position in the capital structure of a business entity. Their secured position in a Borrower's capital structure typically provides the holder of a Senior Loan with the first right to cash flows and/or proceeds from the sale of collateral in the event of liquidation after default. In order of priority, Senior Loans are typically repaid before unsecured senior loans, unsecured senior bonds, subordinated debt, trade creditors, and preferred and common stockholders. However, these factors do not assure full payment of principal or interest, and delays or limitations may result in the event of bankruptcy.

         Senior Loans are floating rate instruments that are issued at a fixed spread over some pre-defined base rate. The spread is set at the time the loan is originated, and is typically referenced to the London Inter Bank Offered Rate ("LIBOR") but also can be referenced to the rate on certificates of deposit or the Prime Rate. The spread at the time of origination of a loan is a function of several factors, including credit quality of the issuer, the structure of the individual deal, and the general market conditions at the time of the origination. As conditions change, the required spreads that market participants demand from a specific borrower, or industry, may change and could result in required spreads narrowing or widening for all corporate credits. It should be noted that since most corporate loans may be pre-paid at par without penalty, should general market spreads narrow, there is a high probability that the Borrower would choose to refinance at a lower spread. Should an existing loan be refinanced at a lower rate, or should there be a decrease in credit spreads in the corporate loan market in general or for a particular industry, it is expected there will be a decrease in portfolio income and a decrease in overall portfolio return. Senior Loans also may incorporate pre determined "step ups" where the spread increases by some specified amount if the credit quality of the issuer deteriorates and "step downs" where the spread increases if the credit quality of the borrower improves. Should credit quality decline, and the step up be triggered, the coupon income associated with loans to this borrower will increase. Similarly, should a borrower's credit quality improve and the step down becomes operative, investor income will decrease due to the decrease in income associated with that particular borrower.

         Senior Loans are direct obligations of corporations or other business entities and are arranged by banks or other commercial lending institutions and made generally to finance internal growth, mergers, acquisitions, stock repurchases, and leveraged buyouts. Senior Loans usually include restrictive covenants which must be maintained by the Borrower. A breach of a covenant, which is not waived by the Agent, is normally an event of acceleration (i.e., the Agent has the right to call the outstanding Senior Loan). These covenants, in addition to the timely payment of interest and principal, may include restrictions on dividend payments, and usually state that a Borrower must maintain specific minimum financial ratios, as well as establishing limits on total debt. In addition, Senior Loan covenants may include mandatory prepayment provisions stemming from free cash flow. Free cash flow is cash that is in excess of capital expenditures plus debt service requirements of principal and interest. The free cash flow shall be applied to prepay the Senior Loan in an order of maturity described in the loan documents. Under certain interests in Senior Loans, the Fund may have an obligation to make additional loans upon demand by the Borrower. The Fund intends to reserve against contingent obligations by segregating sufficient assets in high quality short-term liquid investments or borrowing to cover the obligations.

         Senior Loans, unlike certain bonds, usually do not have call protection. This means that investments comprising the Fund's portfolio, while having a stated one to ten year term, may be prepaid, often without penalty.

         The Fund may be required to pay and receive various fees and commissions in the process of purchasing, selling and holding Senior Loans. The fee component may include any, or a combination of, the following elements: arrangement fees, assignment fees, non use fees, facility fees, letter of credit fees and ticking fees. Arrangement fees are paid at the commencement of a Senior Loan as compensation for the initiation of the transaction. An assignment fee may be paid when a Senior Loan is assigned to another party. A non-use fee is paid based upon the amount committed but not used typically under a revolving credit facility, which may be issued coincident to the Senior Loan. Facility fees are on-going annual fees paid in connection with a Senior Loan. Letter of credit fees are paid if a Senior Loan involves a letter of credit. Ticking fees are paid from the initial commitment indication until Senior Loan closing if for an extended period. The fees are negotiated at the time of transaction.

         Lower Grade Debt Instruments. The Senior Loans in which the Fund invests are generally lower grade. Lower grade debt instruments are securities rated Ba1 or lower by Moody's or BB+ or lower by S&P, or comparably rated by any other NRSRO or considered to be of comparable credit quality. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories (Ca or lower by Moody's, CC or lower by S&P or comparably rated by another NRSRO). The value of these securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of lower grade debt instruments are not perceived to be as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers generally are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

         Investing in lower grade debt instruments involves additional risks than investment grade debt instruments. When prevailing economic conditions cause a narrowing of the spreads between the yields derived from lower grade or comparable debt instruments and those derived from higher rated issues, the Fund may invest in higher rated debt instruments which provide similar yields but have less risk. In addition, the Fund may be forced to buy higher rated, lower yielding debt instruments, which would decrease the Fund's return, if issuers redeem their lower grade debt instruments at higher than expected rates. Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on securities rated Ba1 by Moody's or lower or BB+ by S&P or lower than is the case with higher grade securities.

         The Fund normally will invest in securities rated below B by both Moody's and S&P (or comparably rated by another NRSRO) only if it is determined that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by the lower ratings. Lower grade debt instruments tend to offer higher yields than higher rated debt instruments with the same maturities because the historical financial condition of the issuers of the securities may not have been as strong as that of other issuers. Because lower grade debt instruments generally involve greater risk of loss of income and principal than higher rated debt instruments, investors should consider carefully the relative risks associated with investments in lower grade debt instruments. Investment in these securities is a long term investment strategy and, accordingly, investors in the Fund should have the financial ability and willingness to remain invested for the long term. See "Risks Relating to Lower Grade Debt Instruments" below.

         Fluctuations in the prices of fixed income debt instruments may be caused by, among other things, the supply and demand for similarly rated debt instruments. In addition, the prices of debt instruments fluctuate in response to the general level of interest rates. Fluctuations in the prices of debt instruments subsequent to their acquisition will not affect cash income from such debt instruments but will be reflected in the Fund's net asset value.

         The Fund will perform its own investment analysis and rating assignment, and will not rely principally on the ratings assigned by the rating services, although these ratings will be considered. A description of corporate bond ratings is contained in Appendix A to the prospectus. Ratings of securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. Therefore, the financial history, the financial condition, the prospects and the management of an issuer, among other things, also will be considered in selecting securities for the Fund's portfolio. Because some issuers do not seek ratings for their securities, non-rated securities also will be considered for investment by the Fund only when it is determined that the financial condition of the issuers of the securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objectives and policies.

         Risks Relating To Investing In Lower Grade Debt Instruments. Senior Loans are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower grade or similar unrated debt instruments are more likely to react to developments affecting market and credit risk than are more highly rated debt instruments, which react primarily to movements in the general level of interest rates. Both credit risk and market risk will be considered in making investment decisions for the Fund. The achievement of its investment objectives may be more dependent on the Fund's own credit analysis and rating assignment than is the case for higher quality securities.

         Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for lower grade debt instruments, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated debt instruments. Under adverse market or economic conditions, the secondary market for lower grade debt instruments could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if the securities were widely traded. Prices realized upon the sale of lower grade debt instruments, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater. Moreover, from time to time, it may be more difficult to value lower grade debt instruments than more highly rated debt instruments.

         In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Fund will attempt to reduce these risks through diversification of the portfolio and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

         Because investors generally perceive that there are greater risks associated with the lower grade debt instruments of the type in which the Fund may invest, the yields and prices of these debt instruments may tend to fluctuate more than those for higher rated debt instruments. In the lower quality segments of the Senior Loan market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality Senior Loan securities which, as a general rule, fluctuate in response to the general level of interest rates.

         Lower grade or unrated debt instruments also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors

TEMPORARY DEFENSIVE INVESTMENTS

         Under normal circumstances, the Fund will pursue its investment strategy by investing primarily in Senior Loans. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments that have remaining maturities of one year or less. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; repurchase agreements; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds, including funds affiliated with the Investment Adviser or the Sub-Adviser to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

CERTAIN OTHER INVESTMENT PRACTICES

         Special Situation Investments. The Fund may invest up to 10% of its total assets in secured senior loans and, on limited occasions, equity and other debt securities acquired in connection therewith, of firms that, at the time of acquisition, have defaulted on their debt obligations and/or filed for protection under Chapter 11 of the U.S. Bankruptcy Code or have entered into a voluntary reorganization in conjunction with their creditors and stakeholders in order to avoid a bankruptcy filing, or those same issuers prior to an event of default whose acute operating and/or financial problems have resulted in the markets' valuing their respective securities and debt at sufficiently discounted prices so as to be yielding, should they not default, a significant premium over comparable duration U.S. Treasury bonds ("Special Situation Investments").

         Special Situation Investments are speculative and involve significant risk. Special Situation Investments frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, the Fund's ability to achieve current income for its stockholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the Special Situation Investments eventually will be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of the securities.

         Illiquid Securities. The Fund may invest up to 15% of total assets in illiquid securities. Some Senior Loans in which the Fund will invest will be, at times, illiquid. Illiquid securities also include repurchase agreements that have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable either within or outside the United States. The Sub-Adviser will monitor the liquidity of restricted securities under the supervision of the Trustees. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Foreign Securities. The Fund may invest up to 15% of its total assets in U.S. currency denominated fixed income issues of foreign governments and other foreign issuers (based on issuer's domicile). But in no case will the Fund invest in debt securities of issuers located in emerging markets. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi governmental entities, governmental agencies, supranational entities and other governmental entities (each a "Governmental Entity" and collectively, "Governmental Entities") of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Governmental Entity in any such country denominated in the currency of another such country).

         A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi government issuers include, among others, the Province of Ontario and the City of Stockholm.

         Investment in Sovereign Debt Can Involve a High Degree of Risk. The Governmental Entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A Governmental Entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the Governmental Entity's policy toward the International Monetary Fund and the political constraints to which a Governmental Entity may be subject. Governmental Entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make disbursements may be conditioned on a Governmental Entity's implementation of economic reforms and/or economic performance and the timely service of the debtor's obligations. Failure to implement such reforms, achieve the levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the Governmental Entity, which may further impair the debtor's ability or willingness to service its debts in a timely manner. Consequently, Governmental Entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of the debt and to extend further loans to Governmental Entities. There is no bankruptcy proceeding by which sovereign debt on which Governmental Entities have defaulted may be collected in whole or in part.

         Foreign Securities Involve Certain Risks. These risks include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls, and the seizure or nationalization of foreign deposits. Such securities also may be subject to greater fluctuations in price than securities issued by United States corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer or government than about a domestic issuer or the U.S. Government. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and, with respect to certain foreign countries, there is a possibility of confiscatory taxation and diplomatic developments which could affect investment. In many instances, foreign fixed income securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. These securities may be less liquid than securities of U.S. issuers, its instrumentalities or agencies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of these securities.

         Investing in the fixed income markets of developing countries involves exposure to economies that are generally less diverse and mature and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities may be greater with respect to investments in developing countries and are certainly greater with respect to investments in the securities of financially and operationally troubled issuers.

         Additional costs could be incurred in connection with the Fund's international investment activities. Foreign countries may impose taxes on income on foreign investments. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

         Pay-in-Kind and Deferred Payment Securities. The Fund may invest in pay-in-kind and deferred payment securities only if the Fund receives the instruments in connection with owning Senior Loans of an issuer. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that pay no or a reduced rate of interest until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Holders of certain of these types of securities are deemed to have received income ("phantom income") annually, notwithstanding that cash may not be received currently. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the deferred payment portion of bond, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities which pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. Pay in kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals. The Fund also may buy loans that provide for the payment of additional income if certain operational benchmarks are achieved by the Borrower that is to be paid on a deferred basis at an uncertain future date.

         In addition to the above described risks, there are certain other risks related to investing in pay in kind and deferred payment securities. During a period of severe market conditions, the market for the securities may become even less liquid. In addition, as these securities may not pay cash interest, the Fund's investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund's portfolio. Further, to maintain its qualification for pass through treatment under the federal tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income and the value of the paid in kind interest. The required distributions will result in an increase in the Fund's exposure to these securities.

         Credit Default Swap Transactions. The Fund may invest up to 5% of its total assets in credit default swap transactions (as measured by the notional amounts of the swaps), including credit linked notes (described below) for hedging and investment purposes. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. Credit default swap transactions are either "physical delivery" settled or "cash" settled. Physical delivery entails the actual delivery of the reference asset to the seller in exchange for the payment of the full par value of the reference asset. Cash settled entails a net cash payment from the seller to the buyer based on the difference of the par value of the reference asset and the current value of the reference asset that may have, through default, lost some, most or all of its value. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation either through a cash payment in exchange for the asset or a cash payment in addition to owning the reference assets. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and five years, provided that there is no event of default. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation through either physical settlement or cash settlement. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

         The Fund also may purchase credit default swap contracts in order to hedge against the risk of default of debt securities it holds, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

         Credit Linked Notes. The Fund may invest in credit linked notes. Credit linked notes are securities that are collateralized by one or more credit default swaps on corporate credits. The difference between a credit default swap and a credit linked note is that the buyer of a credit linked note receives the principal payment from the seller at the time the contract is originated. Through the purchase of a credit linked note, the buyer assumes the risk of the reference asset and funds this exposure through the purchase of the note. The buyer takes on the exposure to the seller to the full amount of the funding it has provided. The seller has hedged its risk on the reference asset without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and a return of principal at the maturity date.

         Credit linked notes are subject to credit risk of the corporate credits underlying the credit default swaps. If one of the underlying corporate credits defaults, the Fund may receive the security that has defaulted, and the Fund's principal investment would be reduced by the difference between the original face value security and the current value of the defaulted security.

         Credit linked notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the credit linked note will default or become bankrupt. The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit linked note.

         The market for credit linked notes is, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available. The collateral for a credit linked note is one or more credit default swaps, which, as described above, are subject to additional risk.

         New financial products continue to be developed and the Fund may invest in any products that may be developed to the extent consistent with its investment objectives and the regulatory and federal tax requirements applicable to investment companies.

         Structured Notes and Related Instruments. The Fund may invest up to 5% of its total assets in "structured" notes and other related instruments, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded" index), such as selected securities or debt investments, an index of such, or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. The terms of structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. As a result, a relatively small decline in the value of a referenced Senior Loan or basket of Senior Loans could result in a relatively large loss in the value of a structured note.

         Interest Rate and Other Hedging Transactions. The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio with an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good faith risk management purposes, the Sub-Adviser and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. Credit derivative transaction exposure will be limited to 20% of the total assets of the Fund. Such exposure will be attained through the use of derivatives described above and through credit default swap transactions and credit linked securities, both of which are discussed below.

         Lending of Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to brokers, dealers and financial institutions, provided that loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on the securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. The advantage of the loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short term obligations.

         A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

         Because voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of its rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders, administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Other Investment Companies. Subject to the limits of the 1940 Act, the Fund may invest in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its total assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. For instance, the Fund may purchase the Select Aggregate Market Index, or SAMI. SAMI is a synthetic composite of performance of the leveraged loan market through credit derivatives based on 50 of the most widely traded leveraged, or high yield, loans. The Fund generally expects that it may invest in other investment companies and/or pooled investment vehicles such as SAMI or similar indices either during periods when it has large amounts of uninvested cash, or during periods when there is a shortage of attractive securities of the types in which the Fund may invest in directly available in the market. As an investor in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in the investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund will treat its investments in such investment companies as investments in Senior Loans for all purposes, such as for purposes of determining compliance with the requirement set forth above that at least 80% of the Fund's net assets be invested under normal circumstances in Senior Loans.

ADDITIONAL RISK CONSIDERATIONS

         Limited Secondary Market for Senior Loans; Valuation Risk. Although the resale, or secondary market for Senior Loans is growing, it is currently limited. There is no organized exchange or board of trade on which Senior Loans are traded. Instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank resale market.

         Senior Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the Senior Loans in which the Fund invests will be relatively illiquid.

         In addition, Senior Loans in which the Fund invests may require the consent of the Borrower and/or agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell Senior Loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of Senior Loans if it needs cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities. In addition, if the Fund purchases a relatively large assignment of a Senior Loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the Senior Loan and reducing its exposure to the Borrower when the Sub-Adviser deems it advisable to do so.

         The Fund will value its Senior Loans daily. However, because the secondary market for Senior Loans is limited, it may be difficult to value loans. Market quotations may not be readily available for some Senior Loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of Senior Loans than for securities with a secondary market, because there is less reliable objective data available.

         Investments in Equity Securities Incidental to Investment in Senior Loans. The Fund may also acquire equity securities as an incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. The value of the equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a Borrower as a result of its ownership of a Senior Loan to such Borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of such a Borrower when it would otherwise be advantageous to do so.

         Reinvestment Risk. Reinvestment risk is the risk that income from the Fund will decline if and when the Fund invests the proceeds from matured, traded, or called securities at market rates that are below the portfolio's current earnings rate. A decline in income could affect the market price or the overall returns on the Fund's shares.

         Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund's investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real, or inflation adjusted, value of the Fund's shares and distributions can decline.

         Regulatory Changes. To the extent that legislation or state or federal bank or other regulators impose additional requirements or restrictions on the ability of certain financial institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans and other related investments sought after by the Fund may be reduced. Further, such legislation or regulation could depress the market value of Senior Loans and other debt securities held by the Fund.

         Market Event Risk. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. United States military and related action in Iraq is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. The Fund cannot predict the effects of similar events in the future on the U.S. economy.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of borrowers or other issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33(1)/3 % of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

         7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief from provisions of the 1940 Act applicable to the Fund.

         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. The Fund may not:

         1. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

         2. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by: (i) the 1940 Act, as amended from time to time; (ii) the rules and regulations promulgated by the Commission under the 1940 Act, as amended from time to time; or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether the Borrowers are investment companies.

         3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute control or participation.

         The Fund does not have a minimum holding period for its investments and may engage in the trading of securities for the purpose of realizing short term profits. Moreover, it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objectives. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will be less than 100%.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         Trustees serve until their successors have been duly elected.

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN
                               POSITION(S)                                       FUND
                               HELD         LENGTH          PRINCIPAL            COMPLEX
                               WITH         OF            OCCUPATION(S)          OVERSEEN
     NAME (AND AGE) AND        THE          TIME         DURING PAST FIVE        BY             OTHER DIRECTORSHIPS
      BUSINESS ADDRESS         FUND         SERVED            YEARS              TRUSTEE        HELD BY TRUSTEE
INDEPENDENT TRUSTEES

Randall C. Barnes (52)         Trustee      Trustee     Formerly, Senior Vice        5          None
2455 Corporate West Drive                   since 2005  President Treasurer
Lisle, IL 60532                                         (1993-1997),
                                                        President, Pizza Hut
                                                        International
                                                        (1991-1993) and
                                                        Senior Vice
                                                        President, Strategic
                                                        Planning and New
                                                        Business Development
                                                        (1987-1990) of
                                                        PepsiCo, Inc.
                                                        (1987-1997).

Ronald A. Nyberg (51)          Trustee      Trustee     Principal of Ronald         12          Director, Edward
2455 Corporate West Drive                   since 2005  A. Nyberg, Ltd., a                      Hospital Foundation,
Lisle, IL 60532                                         law firm specializing                   Naperville, IL;
                                                        in Corporate Law,                       Trustee, North Park
                                                        Estate Planning and                     University, Chicago.
                                                        Business Transactions
                                                        from 2000-present.

Ronald E. Toupin, Jr. (46)     Trustee      Trustee     Formerly Vice               10          None
2455 Corporate West Drive                   since 2005  President, Manager
Lisle, IL 60532                                         and Portfolio Manager
                                                        of Nuveen Asset
                                                        Management (1998-1999),
                                                        Vice President of Nuveen
                                                        Investment Advisory
                                                        Corporation (1992-1999),
                                                        Vice President and
                                                        Manager of Nuveen Unit
                                                        Investment Trusts
                                                        (1991-1999), and
                                                        Assistant Vice President
                                                        and Portfolio Manager of
                                                        Nuveen Unit Trusts
                                                        (1988-1999), each of
                                                        John Nuveen & Company,
                                                        Inc. (asset manager)
                                                        (1982-1999).


                                      S-19

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN
                               POSITION(S)                                       FUND
                               HELD         LENGTH          PRINCIPAL            COMPLEX
                               WITH         OF            OCCUPATION(S)          OVERSEEN
     NAME (AND AGE) AND        THE          TIME         DURING PAST FIVE        BY             OTHER DIRECTORSHIPS
      BUSINESS ADDRESS         FUND         SERVED            YEARS              TRUSTEE        HELD BY TRUSTEE
INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso (40)*        Trustee;      Trustee     Senior Managing             14          None
2455 Corporate West Drive     Chief Legal   since 2005  Director and General
Lisle, Illinois 60532         and                       Counsel of Claymore
                              Executive                 Advisors, LLC and
                              Officer;                  Claymore Securities,
                              Chief                     Inc.  Chief Legal and
                              Compliance                Executive Officer of
                              Officer                   Funds in the Fund
                                                        Complex. Formerly,
                                                        Assistant General
                                                        Counsel, John Nuveen and
                                                        Company Inc.
                                                        (1999-2000). Former Vice
                                                        President and Associate
                                                        General Counsel of Van
                                                        Kampen Investments, Inc.
                                                        (1992-1999).

Steven M. Hill (40)           Chief         Since 2005  Senior Managing             N/A         None
2455 Corporate West Drive     Financial                 Director and Chief
Lisle, IL 60532               Officer,                  Financial Officer of
                              Chief                     Claymore Advisors, LLC
                              Accounting                and Claymore Securities,
                              Officer and               Inc., 2005-present;
                              Treasurer                 Managing Director of
                                                        Claymore Advisors,
                                                        LLC and Claymore
                                                        Securities, Inc.,
                                                        2003 to 2005;
                                                        Treasurer of
                                                        Henderson Global
                                                        Funds and Operations
                                                        Manager of Henderson
                                                        Global Investors (NA)
                                                        Inc. (2002-2003);
                                                        Managing Director,
                                                        FrontPoint Partners LLC
                                                        (2001-2002); Vice
                                                        President, Nuveen
                                                        Investments (1999-2001);
                                                        Chief Financial Officer,
                                                        Skyline Asset Management
                                                        LP (1999); Vice
                                                        President, Van Kampen
                                                        Investments and
                                                        Assistant Treasurer, Van
                                                        Kampen mutual funds
                                                        (1989-1999).


                                      S-21

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN
                               POSITION(S)                                       FUND
                               HELD         LENGTH          PRINCIPAL            COMPLEX
                               WITH         OF            OCCUPATION(S)          OVERSEEN
     NAME (AND AGE) AND        THE          TIME         DURING PAST FIVE        BY             OTHER DIRECTORSHIPS
      BUSINESS ADDRESS         FUND         SERVED            YEARS              TRUSTEE        HELD BY TRUSTEE

Melissa Nguyen (27)           Secretary     Since 2005  Assistant Vice              N/A         None
2455 Corporate West Drive                               President of Claymore
Lisle, IL 60532                                         Securities, Inc.;
                                                        previously,
                                                        Associate, Vedder,
                                                        Price, Kaufman &
                                                        Kammholz, P.C.

William Belden (40)           Vice          Since 2005  Managing Director of        N/A         None
2455 Corporate West Drive     President                 Claymore Securities,
Lisle, IL 60532                                         Inc.  Previously,
                                                        Vice President of
                                                        Product Management at
                                                        Northern Trust Global
                                                        Investments (1999-2005);
                                                        and Vice President of
                                                        Product Development at
                                                        Stein Roe & Farnham
                                                        (1995-1999).

James Howley (32)             Assistant     Since 2005  Vice President, Fund        N/A         None
2455 Corporate West Drive     Treasurer                 Administration of
Lisle, IL 60532                                         Claymore Securities,
                                                        Inc. (2004-present).
                                                        Previously, Manager,
                                                        Mutual Fund
                                                        Administration of Van
                                                        Kampen Investments, Inc.

Heidemarie Gregoriev (32)     Assistant     Since 2005  Vice President and          N/A         None
2455 Corporate West Drive     Secretary                 Assistant General
Lisle, IL 60532                                         Counsel, Claymore
                                                        Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc. (since 2004).
                                                        Previously, Legal
                                                        Counsel for Henderson
                                                        Global Investors
                                                        (North America) Inc.
                                                        (2001-2004) and
                                                        Assistant Secretary
                                                        (2001-2004) and Chief
                                                        Legal Officer
                                                        (2003-2004) for
                                                        Henderson Global
                                                        Funds; Associate,
                                                        Gardner, Carton &
                                                        Douglas (1997-2001).

Richard Sarhaddi (30)         Assistant     Since 2005  Assistant Vice              N/A         None
2455 Corporate West Drive     Secretary                 President of Claymore
Lisle, IL 60532                                         Advisors, LLC and
                                                        Claymore Securities,
                                                        Inc.; Assistant
                                                        Secretary of funds in
                                                        the Fund Complex.
                                                        Previously, Editor,
                                                        CCH Incorporated.

------------------
* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

BOARD COMMITTEES

         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another Trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                               AGGREGATE              PENSION OR                                TOTAL COMPENSATION
                               ESTIMATED         RETIREMENT BENEFITS      ESTIMATED ANNUAL       FROM THE FUND AND
                           COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON        FUND COMPLEX PAID
          NAME                THE FUND(1)          FUND EXPENSES(1)         RETIREMENT(1)           TO TRUSTEE
Randall C. Barnes                 $4,000                 None                   None                 $92,000
Ronald A. Nyberg                  $4,000                 None                   None                $222,500
Ronald E. Toupin, Jr.             $4,000                 None                   None                $181,500
Nicholas Dalmaso                    None                 None                   None                   None

------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amount specified below.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY SECURITIES         TRUSTEE IN FAMILY OF INVESTMENT
                 NAME                               IN THE FUND                             COMPANIES(1)
INDEPENDENT TRUSTEES:
Randall C. Barnes                                       None                               Over $100,000
Ronald A. Nyberg                                        None                            $50,001 - $100,000
Ronald E. Toupin, Jr.                                   None                                   None

INTERESTED TRUSTEE:
Nicholas Dalmaso                                        None                                   None

------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund - Trustees and Officers."

         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

CODE OF ETHICS

         The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser, Distributor and Sub-Adviser are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Investment Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS


ADVISORY AGREEMENT

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.

         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to ____% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to ____% and ____% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until ______, 200_.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2007, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Agreement from reckless disregard for its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.

SUB-ADVISORY AGREEMENT

         [Insert Sub-Adviser information]

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the [Investment Adviser] pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily net assets.

         The Sub-Advisory Agreement continues until [ ], 2007 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties and obligations, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Adviser.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name [ ] is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as sub-advisor to the Fund, the Fund will change its name to one not including [ ].

APPROVAL OF THE ADVISORY SUB-ADVISORY AGREEMENTS

         [TO COME BY AMENDMENT]

ADMINISTRATION AGREEMENT

         Claymore Advisors, LLC serves as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

RATE               NET ASSETS
0.04%          First $200,000,000
0.03%          Next $300,000,000
0.02%          Next $500,000,000
0.01%          Over $1,000,000,000

                              PORTFOLIO MANAGEMENT

         [Insert Portfolio Manager information]

         Other Accounts Managed by the Portfolio Managers.

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio managers' compensation consists of the following elements:

         Because the Fund is newly organized, the portfolio managers own no shares of the Fund.

                            DISTRIBUTION AND SERVICE

         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Advisor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C, shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1904 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares, and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plans, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES

         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of ___% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of ___% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of ___% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund. Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to ___% of the average daily net assets of Class A and C shares of the Fund.

         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to ___% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to ___% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to ___% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

                               DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., FL 3, Milwaukee, WI 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.


                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. The Sub-Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over the counter market from the principal dealers in the securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from the Fund's affiliates except in compliance with the 1940 Act.

         With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Sub-Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forego a portion of interest and any fees payable to the Fund, to the Lender selling participations or assignments to the Fund. The Sub-Adviser will identify and choose the Lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund may hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Sub-Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell its interests. See "Risks" in the Prospectus.

         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of the Sub-Adviser to seek the best execution under the circumstances of each trade. The Sub-Adviser evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be the Sub-Adviser's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to the Sub-Adviser. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to the Sub-Adviser's own research efforts, the receipt of research information is not expected to reduce significantly the Sub-Adviser's expenses. While the Sub-Adviser will be primarily responsible for the placement of the business of the Fund, the policies and practices of the Sub-Adviser in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         The Sub-Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser, the Sub-Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Sub-Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

         Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Sub-Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

                              SHAREHOLDER SERVICES

         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."

INVESTMENT ACCOUNT

         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.

SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling
(877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation." The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS

         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.

         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least

50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of Shareholders."

         If the Fund invests in the stock of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make required distributions to the shareholders.

TAXATION OF SHAREHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals or other non-corporate shareholders with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholders, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that
(i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Although the Fund will invest in stocks that generate qualified dividend income, it is expected that the Fund's transactions in options may significantly limit the Fund's ability to pay ordinary income dividends that are treated as qualified dividend income.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Fund shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ. The Fund from time to time also may include supplemental total return information that does not include sales charges.

         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

         DISCLOSURE OF PORTFOLIO HOLDINGS

         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Disclosure Policies apply to the Fund, Investment Adviser, Sub-Adviser and other service providers. Pursuant to the Disclosure Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or Sub-Adviser or any affiliated person of the Investment Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer and the Board of Trustees.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Board of Trustees (or a designated committee thereof). The CCO will report to the Board of Trustees on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. At this time, the Investment Adviser and Sub-Adviser and the Fund have not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.

CUSTODY OF ASSETS

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

         The Proxy Voting Policy and Procedures of the Sub-Adviser are included as Appendix A to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

         Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

                             [TO COME BY AMENDMENT]

                  SUBJECT TO COMPLETION - DATED AUGUST 15, 2005

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

[CLAYMORE(R) LOGO]                                            [SUB-ADVISER LOGO]






                   CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND

                                   PROSPECTUS





                                 CLASS A SHARES

                                 CLASS C SHARES



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




                                     , 2005

                                TABLE OF CONTENTS

                                                                            PAGE

                                        i

Risk/Return Summary............................................................1
Fund Performance...............................................................3
Fees and Expenses of the Fund..................................................3
Investment Objectives and Strategies...........................................4
Risks..........................................................................6
Investment Advisory Services...................................................8
Distribution Plan and Service Plan.............................................8
Purchase of Shares.............................................................9
Redemption of Shares..........................................................15
Frequent Purchases and Redemptions............................................18
Shareholder Services and Policies.............................................19
Distributions from the Fund...................................................20
Federal Income Taxation.......................................................20
Other Information.............................................................23
Financial Highlights..........................................................23


         No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser, the Fund's investment sub-adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY



INVESTMENT OBJECTIVES

         The Fund's primary investment objective is capital appreciation. The Fund's secondary objective is to provide shareholders with current income through dividends.

PRIMARY INVESTMENT STRATEGIES

         The Fund pursues its investment objectives by applying a hybrid research process, which uses both quantitative and qualitative criteria. The Sub-Adviser's proprietary model, which is used to quantitatively assess the attractiveness of a large universe of stocks, is based primarily on an analysis of changing patterns of earnings estimates for a company (the "Zacks Rank"). The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. From a smaller universe of stocks that are ranked high by the quantitative model (approximately 300 securities), the portfolio managers select stocks with strong earnings potential using traditional "bottom-up" valuation metrics.

         Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Fund expects to hold securities of approximately 80-100 issuers with an emphasis on equity securities of U.S. issuers. The Fund limits investment in a single issuer to two percent (2%) of net assets (measured at the time of purchase). The Fund also may invest in equity securities of Canadian issuers and American Depositary Receipts ("ADRs"). The Fund seeks to diversify its assets among more than a dozen industry sectors and over two hundred (200) industry groups. The Sub-Adviser allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information.

         Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers, ADRs, and certain derivative instruments. These policies are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT RISKS

         An investment in the Fund is subject to risks, and you could lose money on your investment. There can be no assurance that the Fund will achieve its investment objectives.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

         Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including companies with comparatively medium and small capitalizations to those of other, larger capitalized companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         Foreign Investment Risk. Although the Fund will limit its investment in securities of foreign issuers to ADRs and Canadian issuers, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund's investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

         Tax Risk. The Fund cannot assure you that it will achieve any level of distributions of net investment income (income other than net capital gain) that will be treated as ordinary income, any level of capital gain distributions, or any ratio or income distributions to capital gain distributions. In addition, there can be no assurance as to the percentage of distributions, if any, that will qualify for taxation to individual shareholders as "qualified dividend income." See "Federal Income Taxation."


--------------------------------------------------------------------------------

                                FUND PERFORMANCE

         As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. The information could serve as a basis for investors to evaluate the Fund's performance and risks by looking at how the Fund's performance varies from year to year and how the Fund's performance compares to a broad-based market index that the Fund's Investment Adviser and Sub-Adviser believe is an appropriate benchmark for the Fund. Past performance of the Fund is not indicative of its future performance.

                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                       CLASS A SHARES            CLASS C SHARES
SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge (load) imposed on purchases (as a
   percentage of offering price).............................                 5.75%(1)                   None
Maximum deferred sales charge (load) (as a percentage of the
   lesser of original purchase price or redemption proceeds).                 None(2)                   1.00%
Redemption fee(3)............................................                 2.00%                     2.00%

-------------------------------------------------------------------------------------------------------------------
                                                                       CLASS A SHARES            CLASS C SHARES
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
   FROM FUND ASSETS)
Management fee...............................................                 [  ]                      [  ]
Distribution and/or service (12b-1) fees.....................                 0.25%                     1.00%(5)
Other expenses(4)............................................                 [  ]                      [  ]
Total annual fund operating expenses.........................                 [  ]                      [  ]

------------------

(1) Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentage noted above.

(2) The redemption of shares purchased pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 1.00% if redeemed within twelve months of purchase. See "Purchase of Shares--Class A Shares."

(3) Shares redeemed within 30 days of purchase, including redemptions in connection with an exchange, may be subject to a 2.00% redemption fee. See "Redemption of Shares."

(4) "Other Expenses" have been estimated for the Fund's initial fiscal year based on an asset size of [ ]. The Fund's Investment Adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to [ ]% and [ ]% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until [ ], 2006. For a period of five years subsequent to the Fund's commencement of operations, the Investment Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense limit.

(5) While Class C Shares do not have any front-end sales charges, due to their higher ongoing annual expenses (resulting from higher 12b-1 distribution and service fees) over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

EXAMPLE

         The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example is based on an asset size of $[ ].

         The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          ONE YEAR         THREE YEARS
Class A Shares..................           $[  ]             $[  ]
Class C Shares..................           $[  ]             $[  ]

--------------------------------------------------------------------------------
         You would pay the following expenses if you did not redeem your shares:

                                          ONE YEAR         THREE YEARS
Class A Shares..................           $[  ]             $[  ]
Class C Shares..................           $[  ]             $[  ]

--------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND STRATEGIES



INVESTMENT OBJECTIVES

         The Fund's primary investment objective is capital appreciation. The Fund's secondary objective is to provide shareholders with current income through dividends. The Fund's investment objectives are not fundamental, and may be changed by the Board of Trustees without shareholder approval.

PRIMARY INVESTMENT STRATEGIES

         Investment Philosophy. The Sub-Adviser's investment strategy is based on the belief that just as the broader markets are driven by investors' expectations of interest rates, inflation and economic growth, each individual company's stock price is also driven by expectations. The most critical expectations are the projected earnings for the current quarter, the current fiscal year and the next fiscal year.

         These earnings expectations, or estimates, and their continual revisions are generated by approximately 3,500 securities analysts employed by over 185 brokerage/research firms providing ongoing investment research. These analysts closely monitor selected groups of companies, analyzing their financial data, their competitors and their markets. They also evaluate new products and services provided by the companies and meet with company executives to learn more about the company's operations. The analysts use this information to arrive at estimates of the companies' future earnings.

         Statistical studies indicate that when analysts' earnings estimates for a company are revised upward, the stock, on average, will outperform the market. Conversely, if earnings estimates for a company are revised downward, the stock, on average, will underperform the market.

         The methodology used by the Fund is to select stocks that the Sub-Adviser believes will experience future upward estimate revisions and consequently upward price movements. The Sub-Adviser relies on information provided by its affiliate, Zacks Investment Research, Inc., to make these investment decisions.

         Zacks Investment Research, Inc., developed a system and database to monitor the earnings estimates of virtually all of the analysts that follow a given company. The Zacks database covers approximately 4,000 U.S. and Canadian companies and is updated daily from the research of approximately 3,500 securities analysts employed by over 185 brokerage/research firms. Zacks Investment Research, Inc. uses this database to produce the Zacks Rank, a ranking of companies based on patterns in earnings estimate revisions and deviations between reported quarterly earnings and analysts' estimates of earnings for the quarter. The Zacks Rank seeks to predict future relative investment performance over a 3-6 month horizon, for over 4,000 U.S. and Canadian companies.

         Zacks Investment Research, Inc. has been producing the Zacks Rank on a weekly basis since 1981. The Zacks Rank classifies companies into five categories: 1, 2, 3, 4, 5. The stocks in category 1 are expected to have upward estimate revisions and the stocks in category 5 are expected to have downward estimate revisions. The Sub-Adviser has used the Zacks Rank since 1994 as one factor when making stock selection decisions for institutional accounts. The Sub-Adviser plans to use the Zacks Rank to manage investments in the Fund.

         Decision Process And Stock Selection. The Sub-Adviser's decision process is based on the portfolio managers evaluating a wide range of fundamental factors, including the Zacks Rank, to determine if a company's stock should be purchased for or sold from the portfolio.

SECONDARY INVESTMENT STRATEGIES

         Although not primary investment strategies, the Fund is authorized to utilize certain hedging and risk management strategies using derivative instruments; enter into forward commitment transactions for the purchase and sale of securities on a "when-issued" or "delayed delivery" basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund's total assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the Statement of Additional Information.

         The Fund may, for temporary defensive purposes, hold a substantial percentage of the Fund's assets in cash reserves (short-term money market instruments) during times in which investment risks in the equity markets are unattractive.

PORTFOLIO TURNOVER

         The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal conditions it expects the annual portfolio turnover rate will not exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

                                      RISKS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

PRIMARY INVESTMENT RISKS

         No History of Operations. The Fund is a newly organized, diversified, open-end management investment company with no history of operations.

         Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

         Equity Risk. A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

         Risks of Mid-Cap and Small-Cap Companies. The Fund may invest in equity securities of companies of any size capitalization, including mid-cap and small-cap companies. The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.

         Income and Fund Distribution Risk. The income that shareholders receive from the Fund through [ANNUAL] distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

         Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. Moreover, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

         Manager Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's Sub-Adviser of its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser's proprietary qualitative process may not achieve the desired results.

ADDITIONAL RISK CONSIDERATIONS

         In addition to the risks described above, there are certain other risks related to investing in the Fund. These risks are described further in the Statement of Additional Information.

                          INVESTMENT ADVISORY SERVICES



INVESTMENT ADVISER

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. Pursuant to the Advisory Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. The Investment Adviser acts as investment adviser to several closed-end and open-end management investment companies.

SUB-ADVISER

         Zacks Investment Management, Inc. acts as the Fund's Sub-Adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser, located at 155 North Wacker Drive, Suite 250, Chicago, Illinois 60606, was founded in 1991 and is a wholly owned subsidiary of Zacks Investment Research, Inc. The Sub-Adviser is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $420 million in assets as of June 30, 2005.

         Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio, provides investment research and makes and executes recommendations for the purchase and sale of securities, and pays the compensation of all officers of the Fund who are its affiliates.

ADVISORY FEES

         Pursuant to the Advisory Agreement between the Investment Adviser and the Fund, the Fund has agreed to pay the Investment Adviser an advisory fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily net assets for the services and facilities it provides.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser, the Sub-Adviser and the Fund, the [Investment Adviser] has agreed to pay the Sub-Adviser a sub-advisory fee payable on a monthly basis at the annual rate of [ ]% of the Fund's average daily net assets for the services it provides.

         In addition to advisory fees, the Fund pays all other costs and expenses of its operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of Trustees (other than those who are affiliated persons of the Investment Adviser) and all other ordinary business expenses not specifically assumed by the Investment Adviser.

PORTFOLIO MANAGEMENT

         Benjamin L. Zacks, Senior Portfolio Manager at Zacks Investment Management, Inc., serves as co-portfolio manager of the Fund. Mr. Zacks founded Zacks Investment Management, Inc. in 1991 and has served in his current position since that time. Mr. Zacks co-founded Zacks Investment Research, Inc. in 1978 and served as Executive Vice President from 1978-1991. Mr. Zacks received a B.A. in Economics from Boston University.

         Mitch E. Zacks, Portfolio Manager at Zacks Investment Management, Inc., serves as co-portfolio manager of the Fund. Mr. Zacks joined Zacks Investment Management, Inc. in 1996 and has been a Portfolio Manager with the firm since 2000. Mr. Zacks received a B.A. in Economics from Yale University and an MBA in Analytic Finance from the University of Chicago.

         The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Fund.

                       DISTRIBUTION PLAN AND SERVICE PLAN

         The Fund has adopted a distribution and services plan (the "Plan") with respect to its Class A and Class C Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and pays service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts.

         The amount of distribution fees and service fees varies between the classes of shares offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund associated with that class of shares.

         The distribution fees payable under the Plan are up to 0.75% for Class C Shares. The service fees payable under the Plan are up to 0.25% for each class. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

                               PURCHASE OF SHARES


GENERAL

         This prospectus offers two classes of shares of the Fund, designated as Class A Shares and Class C Shares. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

         o Class A Shares generally bear sales charge expenses at the time of purchase.

         o Class C Shares generally bear sales charge expenses at the time of redemption and are subject to higher ongoing distribution fees and service fees.

         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and generally has the same rights, except for the differing sales loads, distribution fees, service fees and any related expenses associated with each class of shares, the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares, and some classes may have different exchange privileges, conversion rights or shareholder servicing options.

PRICING FUND SHARES

         The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, as applicable). The differences among the classes' net asset values per share reflect the daily expense accruals of the distribution fees applicable to Class A Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

         The net asset value per share for each class of shares of the Fund is determined once daily as of the close of the New York Stock Exchange (the "NYSE"), usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares of the class outstanding.

         The Fund values equity securities at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in OTC markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees believe accurately reflects fair value. In such a case, the Fund's value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale.

         Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund's net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

         The Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation.

         If events materially affecting the value of foreign portfolio securities occur between the time when their price is determined and the time when the Fund's net asset value is calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities will be valued at their fair value as determined in good faith by the Investment Adviser based in accordance with procedures established by the Board of Trustees.

HOW TO BUY SHARES

         The shares of the Fund are offered on a continuous basis through Claymore Securities, Inc. (the "Distributor"), as principal underwriter, located at 2455 Corporate West Drive, Lisle, Illinois 60532. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

         Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, recordkeeper or financial adviser, to the Fund's transfer agent. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares or Class C Shares.

         Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares or Class C Shares. The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information and/or contact your authorized dealer.

         The minimum investment amount when establishing an account with the Fund is $2,500. The minimum amount for additional investments is $100 and for automatic investments is $50 per month. The minimum amounts for exchanges are $2,500 for a new account and $100 for additional investments. Additionally, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.

         The Fund and the Distributor reserve the right to reject or limit any order to purchase Fund shares and/or to close any shareholder account if the Fund believes that the account is being used for fraudulent or illegal purposes. One or more of these actions will be taken when, at the Fund's sole discretion, they are deemed to be in the Fund's best interest, or when the Fund is requested or compelled to do so by governmental authority or by applicable law. Certain patterns of past purchase and sale transactions involving the Fund and/or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or Distributor's discretion, additional purchases or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous purchase and sale transactions. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.

         All checks submitted for the purchase of shares must be in U.S. dollars and must be drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares.

         The transfer agent will charge a $25.00 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

         To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked to provide your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box may not be accepted. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor does not have a reasonable belief of the identity of a customer, the account will be rejected or will not be allowed to perform a transaction until such information is received. The Fund may also reserve the right to close the account (minus any applicable sales or other charges) within 5 business days or take any other action required by law.

         Shares of the Fund have not been registered for sale outside of the United States. The Claymore funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

CLASS A SHARES

         Class A Shares have a 12b-1 plan, under which a service fee of up to 0.25% is deducted from class assets each year.

         Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge that varies with the amounts you invest as follows:

                      CLASS A SHARES SALES CHARGE SCHEDULE

                                                              FRONT-END SALES CHARGE
                                 FRONT-END SALES CHARGE              AS A % OF
   YOUR INVESTMENT               AS A % OF OFFERING PRICE*       YOUR NET INVESTMENT          DEALER REALLOWANCE
Up to $50,000                             5.75%                         6.10%                       5.00%
$50,000-$99,999                           4.50%                         4.71%                       3.75%


                                       11

$100,000-$249,999                         3.75%                         3.90%                       3.00%
$250,000-$499,999                         2.60%                         2.67%                       2.00%
$500,000-$999,999                         2.00%                         2.04%                       1.50%
$1 million or more                       See below                                                  1.00%

------------------
*   The offering price includes the sales charge.

         Because of rounding in the calculation of front-end sales charges, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted above. No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain distributions.

CLASS A SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class A Shares also may be entitled to reduced sales charges through certain purchase programs offered by the Fund.

         Quantity Discounts. You may be able to lower your Class A sales charges if:

         o you plan to invest at least $50,000 in Class A Shares (including Class A Shares in other Participating Funds) over the next 13 months ("Letter of Intent") (see below);

         o the amount of Class A Shares you already own (including Class A Shares in other Participating Funds) plus the amount you're investing now in Class A Shares is at least $50,000 ("Cumulative Discount"); or

         o you are investing a total of $50,000 or more in Class A Shares of the Fund and other Participating Funds on the same day ("Combined Purchases").

         By signing a Letter of Intent you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The Letter of Intent will apply to all purchases of Class A Shares of Claymore funds. Any shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5% of the amount of the Letter of Intent will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you. If you establish a Letter of Intent with Claymore family of funds you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

         The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

         For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the Claymore family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan, or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

         As used herein, "Participating Funds" refers to Claymore open-end investment companies advised by the Investment Adviser and distributed by the Distributor.

         Investors must notify the Fund or their authorized dealer at the time of purchase whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Fund and authorized dealers may not retain this information.

         For more information about sales charge discounts, please visit www.claymore.com (click on the link entitled "Sales Charges"), consult with your financial advisor.

         Net Asset Value Purchases. You may be able to buy Class A Shares without a sales charge when you are:

         o        reinvesting dividends or distributions

         o participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services

         o exchanging an investment in Class A Shares of another fund in the Claymore family of funds for an investment in the Fund

         o        a current or former director or trustee of the Claymore funds

         o an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Claymore Securities, Inc. or its affiliates or of a sub-adviser to any fund in the Claymore family of funds or of a broker-dealer authorized to sell shares of such funds

         o using proceeds from a dividend or capital gain distribution from a Claymore closed-end fund or unit investment trust.

         o using proceeds from the termination of a Claymore unit investment trust.

         There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The Fund may waive the sales charges for investors in other situations as well. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

         Large Order Net Asset Value Purchase Privilege. If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A Shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them. This CDSC is waived under certain circumstances, including the redemption of shares whose dealer of record at the time of the investment notifies the distributor that the dealer waives the applicable commission. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you're eligible.

         Investors may purchase additional shares by calling (877) CLAYMORE. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order.

         Exchange Privilege. Shareholders may exchange shares of the Fund into the same class of shares of any Participating Fund. Exchanges into Class A Shares of the Fund or a Participating Fund are not subject to a sales charge unless the fund being purchased has a higher sales load, in which case shareholders would be required to pay the difference. Exchanges from Class C Shares into another Participating Fund are not subject to a CDSC. Your original purchase date will continue to apply for purposes of determining whether a CDSC applies. The minimum amounts for exchanges are $2,500 for a new account and $100 for existing accounts.

         Reinstatement Privilege. If you sell shares in a Claymore fund and then decide to invest within Claymore again within three months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Claymore fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Claymore. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. You can only use the reinstatement feature once during the life of an account. The amount reinstated cannot exceed the dollar amount redeemed. To take advantage of this feature, contact the Fund's shareholder service agent or your financial representative.

         Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of the Fund or shares of another Participating Fund. Unless you request otherwise, dividends and capital gains distributions will be reinvested in shares of the Fund.

CLASS C SHARES

         Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed less than twelve (12) months from the date of purchase.

         The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of purchase) being redeemed. Accordingly, no contingent deferred sales charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their shares, as the Fund and authorized dealers may not retain this information. In addition, no contingent deferred sales charge is assessed on shares received from reinvestment of dividends or capital gain distributions. The Fund will not accept a purchase order for Class C Shares in the amount of $1,000,000 or more.

         In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

CLASS C SHARES PURCHASE PROGRAMS

         Eligible purchasers of Class C Shares may also be entitled to a reduction in or elimination of contingent deferred sales charges through certain purchase programs offered by the Fund. Investors must notify the Fund or their authorized dealer whenever a reduced contingent deferred sales charge is applicable and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a reduced contingent deferred sales charge. These include:

         o redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

         In addition, there are certain cases in which you may be exempt from a CDSC. These include:

         o the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or the Fund's shareholder service agent to determine if the conditions exist;

         o withdrawals made through an automatic withdrawal plan. Such withdrawals may be made at a maximum of 12% per year of the net asset value of the account;

         o        withdrawals related to certain retirement or benefit plans; or

         o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

         In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or the Fund's shareholder service agent can answer your questions and help you determine if you are eligible.

AVAILABILITY OF INFORMATION

         Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge on our web site at www.claymore.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                              REDEMPTION OF SHARES

         Generally, holders of shares of the Fund may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge or redemption fee) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class C Shares may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or recordkeeper of a retirement plan account may involve additional fees charged by such person.

         Except as specified below, payment for shares redeemed generally will be made within seven days after receipt by the transfer agent of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, the transfer agent may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. Gain or loss for federal income tax purposes may be recognized by the shareholder upon redemption of shares.

         Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

         Redemption Fees. The Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2.00% redemption fee) on all shares redeemed or exchanged within 30 days of buying them (either by purchase or exchange). The redemption fee is paid directly to the Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

         The redemption fee is applicable to Fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the Fund. For this reason, the Fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to the Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's.

         The redemption fee will not be charged in connection with the following exchange or redemption transactions:

         o transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;

         o        transactions involving hardship of any registered shareholder;

         o systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments;

         o transactions involving shares purchased through the reinvestment of dividends or other distributions;

         o transactions initiated by the Fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the Fund);

         o transactions in cases when there are legal or contractual limitations or restrictions on the imposition of the redemption fee (as determined by the Fund or its agents in their sole discretion);

         o redemptions effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals; or

         o redemptions representing the return of excess contributions in retirement accounts.

         Assets held through asset allocation programs, wrap fee programs and other discretionary programs are expected to represent a significant percentage of Fund assets. Accordingly, a large percentage of the Fund's assets may not be subject to the redemption fee. The Fund reserves the right to withdraw waivers, and to modify or terminate these waivers of the redemption fee at any time.

         Written Redemption Requests. Shareholders may request a redemption of shares by written request in proper form sent directly to the Fund's transfer agent, US Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. For overnight delivery please use the transfer agent's street address: 615 East Michigan Street, Milwaukee, WI 53202. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the fund name, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; a federal savings bank; or other financial intermediary. A notary public is not a sufficient guarantor.

         Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to the transfer agent. Contact the plan custodian/trustee for further information.

         In the case of written redemption requests sent directly to the transfer agent, the redemption price is the net asset value per share next determined after the request in proper form is received by the transfer agent.

         Additionally, although not specifically related to redemptions, the transfer agent will also require a signature guarantee in the following situations:

         o        If ownership is changed on the account

         o        When adding telephone redemption to an existing account

         o        When adding or changing any automated bank instructions

         Authorized Dealer Redemption Requests. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.

         Telephone Redemption Requests. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the transfer agent at (877) CLAYMORE to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.claymore.com to download this form. Shares may be redeemed by calling the transfer agent at
(877) CLAYMORE. The Distributor, transfer agent and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. If reasonable procedures are employed, then the Distributor, transfer agent and the Fund will not be liable for following telephone instructions which they reasonably believe to be genuine. Telephone redemptions may not be available if the shareholder cannot reach the transfer agent by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. These privileges are available for most accounts other than retirement accounts. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner.

         For redemptions authorized by telephone, amounts of $100,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automated Clearing House and amounts of at least $1,000 up to $100,000 may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify redemption privileges.

                       FREQUENT PURCHASES AND REDEMPTIONS

         The Fund is designed for long-term investors. The Fund discourages and does not accommodate frequent trading that is believed to be engaged in for the purpose of attempting to profit from anticipated market movements up or down ("market timing"). Such trading may present risks to other shareholders in the Fund, including disruption of portfolio investment strategies with potential resulting harm to performance, and increased trading costs or Fund expenses. Thus, such trading may negatively impact the Fund's net asset value and result in dilution to long-term shareholders.

         In an effort to protect long-term shareholders, the Board of Trustees has adopted policies and procedures which seek to detect and deter frequent trading that is believed to be engaged in for the purposes of market timing and to detect such trading activity at levels that may be detrimental to the Fund. These policies and procedures include the following:

         o The Fund reserves the right to reject or restrict any purchase order from any investor for any reason, including excessive, short-term or other abusive trading practices which may disrupt portfolio management strategies and harm Fund performance.

         o The Fund reserves the right to modify, limit or terminate the exchange privilege for any investor.

         o The Fund reserves the right to delay delivery of redemption proceeds up to seven days or to honor certain redemptions with securities, rather than cash.

         o To deter short-term and excessive trading, the Fund imposes a 2.00% redemption fee on shares redeemed (or exchanged) within 30 days of purchase.

         The Fund has delegated responsibility for implementing these policies and procedures to the Investment Adviser. In making the determination to exercise these rights on behalf of the Fund, the Investment Adviser may consider an investor's trading history in the Fund and accounts under common ownership or control, including the number and size of trades, frequency of trades and trading patterns such as frequent use of "roundtrips." The Investment Adviser seeks to employ reasonable measures to detect frequent trading at levels that may be detrimental to the Fund. Although the Fund notifies intermediaries of and requests that they enforce the Fund's policies, the Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund's policies. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement them in the same manner as the Fund due to system limitations or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by the Fund to direct shareholders. The Fund reserves the right to limit an intermediary's future access to the Fund, up to and including termination of the selling agreement held with an intermediary. There is no assurance that the Fund's policies will be effective in limiting and deterring short-term and excessive trading in all circumstances.

         The Fund's policies and procedures may be amended at any time.

                        SHAREHOLDER SERVICES AND POLICIES

         Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.

                           DIVIDEND REINVESTMENT PLAN

         A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain distributions in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless the shareholder instructs otherwise, dividends and distributions are automatically reinvested in shares of the Fund. This instruction may be made by writing to the transfer agent or by telephone by calling (877) CLAYMORE. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN

         An automatic investment plan is available under which a shareholder can authorize the Fund and its agents to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. The minimum investment amount for the automatic investment plan is $50 per month. Additional information is available from the Distributor or your authorized dealer.

FUND INFORMATION

         In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your dealer or the shareholder service agent.

                           DISTRIBUTIONS FROM THE FUND

         The Fund intends to pay substantially all of its net investment income to shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to shareholders as capital gain distributions at least annually. The Fund expects that dividends and distributions paid on the shares will consist of (i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain, qualified dividend income (income from domestic and certain foreign corporations) and income from certain hedging and interest rate transactions and
(ii) net capital gain (net gains from the sale of capital assets held for more than 12 months less any net short-term capital loss for such year).

         The per share distributions on Class C Shares may be lower than the per share distributions on Class A Shares as a result of the higher distribution fees and service fees applicable to Class C Shares.

         Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each annual distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the annual distribution which, in the Fund's good faith judgment, constitutes net capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the estimates.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. A more complete discussion of the federal tax laws applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from certain publicly traded partnerships, and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of any one issuer, such securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to federal income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's ordinary income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

TAXATION OF SHAREHOLDERS

         Distributions paid to you by the Fund from its net capital gains (net long-term capital gain in excess of the Fund's net short-term capital loss, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual or other non-corporate shareholder, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be offset by capital losses.

         Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of such shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current federal income tax law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or who fail to make required certifications, or who have been notified (or if the Fund is notified) by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

                                OTHER INFORMATION


DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available (i) in the Fund's Statement of Additional Information; and (ii) on the Fund's web site.

         The Fund discloses portfolio holdings on its public web site www.claymore.com as follows:

         o Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         o Monthly: Top 10 largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

                              FINANCIAL HIGHLIGHTS

         Because Class A and Class C Shares of the Fund are newly offered, there is no financial information available for these shares as of the date of this prospectus.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS

         o        Call your broker
         o        www.claymore.com
         o        FundInfo(R)
         o        Telephone:  (877) CLAYMORE

DEALERS

         o        www.claymore.com
         o        FundInfo(R)
         o        Distributor Telephone:  (800) 345-7999

Claymore/Zacks Multi-Cap Opportunities Fund
2455 Corporate West Drive
Lisle, Illinois 60532

Investment Adviser                             Investment Sub-Adviser
  Claymore Advisors, LLC                         Zacks Investment Management, Inc.
  2455 Corporate West Drive                      155 North Wacker Drive, Suite 250
  Lisle, Illinois 60532                          Chicago, Illinois 60606

Distributor                                    Transfer Agent
  Claymore Securities, Inc.                      US Bancorp Fund Services, LLC
  2455 Corporate West Drive                      615 E. Michigan St. Fl 3
  Lisle, Illinois 60532                          Milwaukee, WI 53202

Custodian                                      Independent Registered Public Accounting Firm
  The Bank of New York                           Ernst & Young LLP
  101 Barclay Street                             233 South Wacker Drive
  New York, New York 10286                       Chicago, Illinois 60606

Legal Counsel
  Vedder, Price, Kaufman & Kammholz, P.C.
  222 North LaSalle Street
  Chicago, Illinois 60601

[CLAYMORE(R) LOGO]                                                  [ZACKS LOGO]

                   CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's shareholder reports or its Statement of Additional Information by calling (877) CLAYMORE. Free copies of the Fund's shareholder reports and its Statement of Additional Information are available from our web site at www.claymore.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 CLASS A SHARES

                                 CLASS C SHARES


                                   PROSPECTUS



Distributor
Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, Illinois 60532

                                     , 2005




The Fund's Investment Company Act File No. is 811-21719.

                  SUBJECT TO COMPLETION - DATED AUGUST 15, 2005

         The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                 CLAYMORE TRUST

                   CLAYMORE/ZACKS MULTI-CAP OPPORTUNITIES FUND

                                -----------------

                       STATEMENT OF ADDITIONAL INFORMATION

         Claymore/Zacks Multi-Cap Opportunities Fund's (the "Fund") primary investment objective is capital appreciation. The Fund's secondary objective is to provide shareholders with current income through dividends.

         The Fund is organized as a diversified series of the Claymore Trust, an open-end management investment company (the "Trust").

         This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus, dated , 2005 (the "Prospectus") of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. The Prospectus, the Statement of Additional Information, and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.claymore.com or any prospectus and/or report may be obtained without charge by writing Claymore Securities, Inc. at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling (800) 345-7999.

       This Statement of Additional Information is dated __________, 2005.

                                TABLE OF CONTENTS

                                                                            PAGE

General Information..........................................................S-1
Investment Objectives, Principal Investment Strategies and Risks.............S-2
Investment Restrictions.....................................................S-13
Management of the Fund......................................................S-13
Investment Advisory Agreements..............................................S-18
Distribution and Service....................................................S-21
Transfer Agent..............................................................S-23
Portfolio Transactions and Brokerage Allocation.............................S-23
Shareholder Services........................................................S-24
Redemption of Shares........................................................S-26
Federal Income Taxation.....................................................S-27
Fund Performance............................................................S-31
Other Information...........................................................S-32
Appendix A Proxy Voting Policies and Procedures..............................A-1

                               GENERAL INFORMATION

         The Trust is a statutory trust organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated February 15, 2005. The principal offices of the Fund are located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Fund has elected to be classified as a diversified series of an open-end management investment company.

         Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser. The principal offices of the Investment Adviser are located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Zacks Investment Management, Inc. (the "Sub-Adviser") serves as the Fund's investment sub-adviser. The principal offices of the Sub-Adviser are located at 155 North Wacker Drive, Suite 250, Chicago, Illinois 60606.

         The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest ("shares"), par value $0.01 per share, which can be divided into series, such as the Fund, and further sub-divided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires the Board of Trustees of the Trust (the "Board of Trustees" or the "Board") to use its best efforts to include a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

         The Fund currently offers two classes of shares: Class A and Class C. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

         Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class on matters affecting an individual class of shares. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares of the Fund do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

         The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may, by written request, require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

         In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and shareholder service fees are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and service fees.

         The Trustees may amend the Declaration of Trust in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders without approval by a majority of the shares affected outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

         Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

        INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The following information supplements the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

ADDITIONAL INFORMATION REGARDING THE FUND'S INVESTMENTS

TEMPORARY DEFENSIVE INVESTMENTS

         Under normal circumstances, the Fund will pursue its investment strategy by investing in a diversified portfolio of equity securities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund also may invest in shares of money market mutual funds including funds affiliated with the Investment Adviser or the Sub-Adviser to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental and nonfundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. The Fund may not achieve its investment objectives during temporary defensive periods.

STRATEGIC TRANSACTIONS

         The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Sub-Adviser seeks to use such transactions to further the Fund's investment objectives, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

         Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

         The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

         The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

         To terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

         The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on illiquid securities described herein.

         Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

         Purchasing Call or Put Options. The Fund could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

         Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

         In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

         Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

         Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

         Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

         Futures Contracts. The Fund may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

         An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

         Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

         In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

         For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

         At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

         When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

         Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

         There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

         There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Sub-Adviser may still not result in a successful hedging transaction.

         There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

         Successful use of futures contracts is also subject to the Sub-Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

         Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

         The Fund will not enter into futures contracts or options transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).

         Options on Futures Contracts. The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

         Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Sub-Adviser will not purchase options on futures contracts on any exchange unless in the Sub-Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to the Fund when the use of a future contract would not.

         Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Sub-Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

         In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Sub-Adviser.

         Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

CERTAIN OTHER INVESTMENT PRACTICES

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will primarily be in exchange traded funds ("ETFs"). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund's portfolio. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such asduring periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged. The net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Sub-Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss.

ADDITIONAL RISK CONSIDERATIONS

         Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's shares and distributions thereon can decline. In addition, during any periods of rising inflation, short-term financing rates in connection with any financial leverage the Fund may have issued would likely increase, which would tend to further reduce returns to shareholders.

         Other Investment Companies. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including ETFs that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the risks of financial leverage.

         Derivatives Risk. The Sub-Adviser may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts for other hedging, risk management and other portfolio management purposes. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

         Neither the Fund, the Investment Adviser, nor the Sub-Adviser is registered as a Commodity Pool Operator. The Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         Illiquid Securities Risk. The Fund may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

         Portfolio Turnover Risk. Portfolio turnover is not a limiting factor with respect to investment decisions of the Sub-Adviser. The rate of the Fund's portfolio turnover may vary significantly from time to time depending on the volatility of economic and market conditions. Although the rate of portfolio turnover is difficult to predict, it is anticipated that under normal circumstances the annual portfolio turnover rate of the Fund will not exceed 100%. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Federal Income Taxation."

         Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Fund's shares.

                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

         1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

         2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

         4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities,
(e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

         5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

         6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND


TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for management of the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

         Trustees serve until their successors have been duly elected.

                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                 IN FUND
                              POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                                HELD          OF            OCCUPATION(S)       OVERSEEN             OTHER
    NAME (AND AGE) AND        WITH THE        TIME        DURING PAST FIVE         BY          DIRECTORSHIPS HELD
     BUSINESS ADDRESS           FUND         SERVED            YEARS            TRUSTEE           BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Randall C. Barnes (52)      Trustee        Trustee     Formerly, Senior            5        None
2455 Corporate West Drive                  since 2005  Vice President
Lisle, IL 60532                                        Treasurer
                                                       (1993-1997),
                                                       President, Pizza Hut
                                                       International
                                                       (1991-1993) and
                                                       Senior Vice
                                                       President, Strategic
                                                       Planning and New
                                                       Business Development
                                                       (1987-1990) of
                                                       PepsiCo, Inc.
                                                       (1987-1997).

Ronald A. Nyberg (51)       Trustee        Trustee     Principal of Ronald         12       Director, Edward
2455 Corporate West Drive                  since 2005  A. Nyberg, Ltd., a                   Hospital Foundation,
Lisle, IL 60532                                        law firm                             Naperville, IL;
                                                       specializing in                      Trustee, North Park
                                                       Corporate Law,                       University, Chicago.
                                                       Estate Planning and
                                                       Business
                                                       Transactions from
                                                       2000-present.

Ronald E. Toupin, Jr. (46)  Trustee        Trustee     Formerly Vice               10       None
2455 Corporate West Drive                  since 2005  President, Manager
Lisle, IL 60532                                        and Portfolio
                                                       Manager of Nuveen
                                                       Asset Management
                                                       (1998-1999), Vice
                                                       President of Nuveen
                                                       Investment Advisory
                                                       Corporation (1992-1999),
                                                       Vice President and
                                                       Manager of Nuveen Unit
                                                       Investment Trusts
                                                       (1991-1999), and
                                                       Assistant Vice President
                                                       and Portfolio Manager of
                                                       Nuveen Unit Trusts
                                                       (1988-1999), each of John
                                                       Nuveen & Company, Inc.
                                                       (asset manager)
                                                       (1982-1999).

INTERESTED TRUSTEE AND OFFICERS

Nicholas Dalmaso (40)*      Trustee;       Trustee     Senior Managing             14       None
2455 Corporate West Drive   Chief Legal    since 2005  Director and General
Lisle, Illinois 60532       and                        Counsel of Claymore
                            Executive                  Advisors, LLC and
                            Officer;                   Claymore Securities,
                            Chief                      Inc.  Chief Legal
                            Compliance                 and Executive
                            Officer                    Officer of Funds in
                                                       the Fund Complex.
                                                       Formerly, Assistant
                                                       General Counsel,
                                                       John Nuveen and
                                                       Company Inc.
                                                       (1999-2000).  Former
                                                       Vice President and
                                                       Associate General
                                                       Counsel of Van
                                                       Kampen Investments,
                                                       Inc. (1992-1999).


                                      S-13
                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                 IN FUND
                              POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                                HELD          OF            OCCUPATION(S)       OVERSEEN             OTHER
    NAME (AND AGE) AND        WITH THE        TIME        DURING PAST FIVE         BY          DIRECTORSHIPS HELD
     BUSINESS ADDRESS           FUND         SERVED            YEARS            TRUSTEE           BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Steven M. Hill (40)         Chief          Since 2005  Senior Managing            N/A       None
2455 Corporate West Drive   Financial                  Director and Chief
Lisle, IL 60532             Officer,                   Financial Officer of
                            Chief                      Claymore Advisors, LLC
                            Accounting                 and Claymore Securities
                            Officer and                Inc., 2005-present;
                            Treasurer                  Managing Director of
                                                       Claymore Advisors,
                                                       LLC and Claymore
                                                       Securities, Inc.,
                                                       2003 to 2005;
                                                       Treasurer of
                                                       Henderson Global
                                                       Funds and Operations
                                                       Manager of Henderson
                                                       Global Investors (NA)
                                                       Inc. (2002-2003);
                                                       Managing Director,
                                                       FrontPoint Partners LLC
                                                       (2001-2002); Vice
                                                       President, Nuveen
                                                       Investments (1999-2001);
                                                       Chief Financial Officer,
                                                       Skyline Asset Management
                                                       LP (1999); Vice
                                                       President, Van Kampen
                                                       Investments and Assistant
                                                       Treasurer, Van Kampen
                                                       mutual funds (1989-1999).

Melissa Nguyen (27)         Secretary      Since 2005  Assistant Vice             N/A       None
2455 Corporate West Drive                              President of
Lisle, IL 60532                                        Claymore Securities,
                                                       Inc.; previously,
                                                       Associate, Vedder,
                                                       Price, Kaufman &
                                                       Kammholz, P.C.

William Belden (40)         Vice           Since 2005  Managing Director of       N/A       None
2455 Corporate West Drive   President                  Claymore Securities,
Lisle, IL 60532                                        Inc.  Previously,
                                                       Vice President of Product
                                                       Management at Northern
                                                       Trust Global Investments
                                                       (1999-2005); and Vice
                                                       President of Product
                                                       Development at Stein Roe
                                                       & Farnham (1995-1999).

James Howley (32)           Assistant      Since 2005  Vice President, Fund       N/A       None
2455 Corporate West Drive   Treasurer                  Administration of
Lisle, IL 60532                                        Claymore Securities,
                                                       Inc. (2004-present).
                                                       Previously, Manager,
                                                       Mutual Fund
                                                       Administration of Van
                                                       Kampen Investments, Inc.

                                      S-14
                                                                                NUMBER OF
                                                                               PORTFOLIOS
                                                                                 IN FUND
                              POSITION(S)    LENGTH          PRINCIPAL          COMPLEX
                                HELD          OF            OCCUPATION(S)       OVERSEEN             OTHER
    NAME (AND AGE) AND        WITH THE        TIME        DURING PAST FIVE         BY          DIRECTORSHIPS HELD
     BUSINESS ADDRESS           FUND         SERVED            YEARS            TRUSTEE           BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Heidemarie Gregoriev (32)   Assistant      Since 2005  Vice President and         N/A       None
2455 Corporate West Drive   Secretary                  Assistant General
Lisle, IL 60532                                        Counsel, Claymore
                                                       Advisors, LLC and
                                                       Claymore Securities,
                                                       Inc. (since 2004).
                                                       Previously, Legal
                                                       Counsel for
                                                       Henderson Global
                                                       Investors (North
                                                       America) Inc.
                                                       (2001-2004) and
                                                       Assistant Secretary
                                                       (2001-2004) and
                                                       Chief Legal Officer
                                                       (2003-2004) for
                                                       Henderson Global
                                                       Funds; Associate,
                                                       Gardner, Carton &
                                                       Douglas (1997-2001).

Richard Sarhaddi (30)       Assistant      Since 2005  Assistant Vice             N/A       None
2455 Corporate West Drive   Secretary                  President of
Lisle, IL 60532                                        Claymore Advisors,
                                                       LLC and Claymore
                                                       Securities, Inc.;
                                                       Assistant Secretary
                                                       of funds in the Fund
                                                       Complex. Previously,
                                                       Editor, CCH
                                                       Incorporated.

------------------
* Mr. Dalmaso is an interested person of the Fund because he is an officer of the Investment Adviser and certain of its affiliates.

BOARD COMMITTEES

         Messrs. Nyberg (Chair), Barnes and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee will consider recommendations by shareholders if a vacancy exists. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Toupin (Chair), Barnes and Nyberg, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.

         Messrs. Dalmaso and Barnes serve on the Fund's Executive Committee. Another Trustee, who is not an "interested person" of the Fund, as defined in the 1940 Act, will serve in the place of Mr. Barnes in the event that he is unavailable. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $1,000 per Board meeting attended for the Fund, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the year ended December 31, 2004. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

         The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended November 30, 2005, assuming the Fund had been in existence for the full fiscal year.

                               AGGREGATE              PENSION OR                                TOTAL COMPENSATION
                               ESTIMATED         RETIREMENT BENEFITS      ESTIMATED ANNUAL       FROM THE FUND AND
                           COMPENSATION FROM      ACCRUED AS PART OF        BENEFITS UPON        FUND COMPLEX PAID
          NAME                THE FUND(1)          FUND EXPENSES(1)         RETIREMENT(1)           TO TRUSTEE
Randall C. Barnes                $4,000                  None                   None                    $92,000
Ronald A. Nyberg                 $4,000                  None                   None                   $222,500
Ronald E. Toupin, Jr.            $4,000                  None                   None                   $181,500
Nicholas Dalmaso                   None                  None                   None                       None

------------------
(1) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP

         As of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amount specified below.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL REGISTERED
                                                                            INVESTMENT COMPANIES OVERSEEN BY
                                         DOLLAR RANGE OF EQUITY              TRUSTEE IN FAMILY OF INVESTMENT
                 NAME                    SECURITIES IN THE FUND                       COMPANIES(1)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes                     None                                    Over $100,000
Ronald A. Nyberg                      None                                    $50,001 - $100,000
Ronald E. Toupin, Jr.                 None                                    None

INTERESTED TRUSTEE:
Nicholas Dalmaso                      None                                    None

------------------
(1) For the number of investment companies overseen by each Trustee, see the table under "Management of the Fund - Trustees and Officers."

         As of the date hereof, all Trustees and officers of the Fund as a group owned beneficially (as that term is defined in Section 12(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

         As of the date hereof, no person owned 5% or more of the outstanding shares of the Fund.

CODE OF ETHICS

         The Fund, the Investment Adviser, the Sub-Adviser and the Distributor have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Trust and employees of the Investment Adviser, the Sub-Adviser and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. Each Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Investment Adviser's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Investment Adviser's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

SHAREHOLDER COMMUNICATIONS

         Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication to the Board, care of the Secretary of the Fund and by sending the communication to the Fund's offices. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Fund may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

                         INVESTMENT ADVISORY AGREEMENTS


ADVISORY AGREEMENT

         Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

         Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets.

         For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily net assets. The Investment Adviser has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to [ ]% and [ ]% of average daily net assets for Class A Shares and Class C Shares, respectively. This agreement will remain in effect until ______, 200_.

         Pursuant to its terms, the Advisory Agreement will remain in effect until [ ], 2007, and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Investment Adviser in the performance of the Agreement from reckless disregard for its duties under the Advisory Agreement, its obligations and duties, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Advisory Agreement relates.

SUB-ADVISORY AGREEMENT

         Zacks Investment Management, Inc. acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a wholly owned subsidiary of Zacks Investment Research, Inc. with principal offices at 155 North Wacker Drive, Suite 250, Chicago, Illinois 60606.

         Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objectives and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the [Investment Adviser] pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to [ ]% of the Fund's average daily net assets.

         The Sub-Advisory Agreement continues until [ ], 2007 and from year to year thereafter if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

         The Sub-Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties and obligations, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or Adviser.

         As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Zacks" and the term "Zacks Rank" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Zacks" and will not use the Zacks Rank or any other estimate revision and/or surprise model as its primary strategies.

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS

         [TO COME BY AMENDMENT]

ADMINISTRATION AGREEMENT

         Claymore Advisors, LLC serves as administrator of the Trust pursuant to an Administration Agreement dated May 27, 2005.

         Under the Administration Agreement, the Administrator is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Funds, (2) coordinating with and monitoring any other third parties furnishing services to the Funds, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Funds required by applicable law, (5) preparing and, after approval by the Funds, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Funds as required by applicable law, (6) preparing and, after approval by the Trust, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Trust for their approval invoices or other requests for payment of the Funds' expenses and instructing the Custodian to issue checks in payment thereof and (8) taking such other action with respect to the Trust or the Funds as may be necessary in the opinion of the Administrator to perform its duties under the Agreement.

         As compensation for services performed under the Administration Agreement, the Administrator receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the Fund:

RATE             NET ASSETS
0.04%            First $200,000,000
0.03%            Next $300,000,000
0.02%            Next $500,000,000
0.01%            Over $1,000,000,000

         PORTFOLIO MANAGEMENT

         Benjamin L. Zacks and Mitch E. Zacks serve as the co-portfolio managers for the Fund.

         Other Accounts Managed by the Portfolio Managers. As of June 30, 2005, the portfolio managers managed all the same accounts. Information on these other accounts is as follows:

Type of Account             Number   Total Assets   Number Charged     Total Assets Charged
                                                    Performance Fees   Performance Fees
Registered investment            1   $25 million    0                  0
companies


                                      S-19

Other pooled investment          4   $22 million    4                  $22 million
vehicles

Other advisory accounts      1,112   $373 million   0                  0

         Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts.

         The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

         If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

         The Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for the Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

         The Sub-Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

         Portfolio Manager Compensation. The portfolio managers for the Claymore/Zacks Rank Fund each receive a base salary plus a bonus based in part on the performance of the Fund. For purposes of determining the portfolio managers' bonus, the performance of the Fund is measured over a 1 year period using the S&P 500 as a benchmark.

         Because the Fund is newly organized, the portfolio managers own no shares of the Fund.

                            DISTRIBUTION AND SERVICE

         Claymore Securities, Inc., a wholly-owned subsidiary of Claymore Group, LLC and an affiliate of the Investment Adviser acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution Agreement is renewable from year to year if approved (a)(i) by the Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice.

RULE 12B-1 PLANS

         The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class A Shares and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and shareholder services for those classes. Pursuant to the Rule 12b-1 Plan, shareholder and administrative services are provided to each Fund on behalf of its Class A and C, shareholders under a Services Agreement with Claymore Securities Inc. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

         The Rule 12b-1 distribution plan for Class C Shares provides alternative methods for paying sales charges and may help the fund grow or maintain asset levels to provide operational efficiencies and economies of scale. Rule 12b-1 service plans for Class A and Class C Shares provide compensation to Claymore Securities, Inc. or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class A and Class C Shares that are used by Claymore Securities, Inc. to pay for distribution and services for those classes, the agreement is approved and reviewed separately for each Class in accordance with Rule 12b-1 under the 1904 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing is shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the Fund. Similarly, the Services Agreement is approved and reviewed separately for Class A Shares, and Class C Shares in accordance with Rule 12b-1.

         If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the applicable Fund to make payments to Claymore Securities, Inc. pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses incurred by Claymore Securities, Inc. other than fees already payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Plan may or may not be sufficient to reimburse Claymore Securities Inc, for its expenses incurred.

CLASS C SHARES

         Distribution Services. For its services under the Distribution Agreement, Claymore Securities, Inc. receives a fee from each Fund under its Rule 12b-1 Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C Shares. This fee is accrued daily as an expense of Class C Shares. Claymore Securities, Inc. currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of Class C Shares. For periods after the first year, Claymore Securities, Inc. currently pays firms for sales of Class C Shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C Shares maintained and services by the firm. This fee continues until terminated by Claymore Securities, Inc. or the applicable Fund.

Claymore Securities, Inc. also receives any contingent deferred sales charges paid with respect to Class C Shares.

CLASS A AND CLASS C SHARES

         Shareholder Services. For its services under the Services Agreement, Claymore Securities, Inc. receives a shareholder services fee from the Fund under a Rule 12b-1 Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A and C shares of the Fund.

         With respect to Class A Shares of the Fund, Claymore Securities, Inc. pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in fund accounts that it maintains and services attributable to Class A Shares, commencing with the month after investment. With respect to Class C Shares of the fund, Claymore Securities, Inc. currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, Claymore Securities, Inc. currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class C Shares of the Fund maintained and serviced by the firm. Firms to which service fees may be paid include affiliates of Claymore Securities, Inc. In addition, Claymore Securities, Inc. may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.

         Claymore Securities, Inc. also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms as compensation to itself for shareholder or administrative functions performed for the Fund.

                               DEALER REALLOWANCES

         The Fund's shares are subject to a sales charge that includes a dealer reallowance, which varies depending on how much the shareholder invests. The Distributor pays the appropriate dealer reallowance to dealers who have entered into an agreement with the Distributor to sell shares of the Fund. More detailed information on the sales charge and its application is contained in the Prospectus.

                                 TRANSFER AGENT

         The Fund's transfer agent, shareholder service agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., FL 3, Milwaukee, WI 53202 ("US Bancorp"). The transfer agency fees are determined through negotiations with the Fund and are approved by the Board of Trustees. The transfer agency fees are based on competitive benchmarks.

         US Bancorp receives as transfer agent an IRA Custodian Fee. The IRA Custodian Fee is charged annually in October at a rate of $15.00 per IRA account, capped at $30 per social security number. This fee will be debited directly from the shareholder's account.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         The purchase and sale of portfolio securities for the Fund and for the other investment advisory clients of the Sub-Adviser are made by the Sub-Adviser with a view to achieving each client's investment objective. For example, a particular security may be purchased or sold on behalf of certain clients of the Sub-Adviser even though it could also have been purchased or sold for other clients at the same time.

         Likewise, a particular security may be purchased on behalf of one or more clients when the Sub-Adviser is selling the same security on behalf of one or more other clients. In some instances, therefore, the Sub-Adviser, acting for one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected pro rata on the basis of cash available or other equitable basis so as to avoid any one account's being preferred over any other account.

         Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid for such securities usually includes an undisclosed dealer commission or mark up. In placing orders for the portfolio transactions of the Fund, the Sub-Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are considerations of judgment.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Sub-Adviser's policy to place over-the-counter market orders for the Fund with primary market makers unless better prices or executions are available elsewhere.

         Although the Sub-Adviser does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Fund, the Sub-Adviser will receive such services from brokers who are expected to handle a substantial amount of the Fund's portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Sub-Adviser uses such research in servicing other clients as well as the Trust.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, and subject to such policies as the Trustees of the Trust may determine, the Sub-Adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

                              SHAREHOLDER SERVICES

         The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services and Policies."

INVESTMENT ACCOUNT

         Each shareholder has an investment account under which the investor's shares of the Fund are held by US Bancorp, the Fund's transfer agent. US Bancorp performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in the Fund will receive statements quarterly from US Bancorp showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to US Bancorp.

SHARE CERTIFICATES

         The Fund will not issue share certificates.

RETIREMENT PLANS

         Eligible investors may establish individual retirement accounts ("IRAs"); SEP; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

         Shareholders can use ACH to have redemption proceeds up to $100,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once the shareholder service agent has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing the shareholder service agent or by calling
(877) CLAYMORE.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss may be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder Services--Retirement Plans."

         Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain distributions should be reinvested in accounts with a systematic withdrawal plan. Reinvestment will occur at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Gain or loss may be realized by the shareholder for federal income tax purposes upon redemption of shares. See "Federal Income Taxation."

The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

                              REDEMPTION OF SHARES

         Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

         In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE

         As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class C Shares will be subject to a contingent deferred sales charge ("Class C CDSC"). The Class C CDSC is waived on redemptions of Class C Shares in the circumstances described below.

         REDEMPTION UPON DEATH OR DISABILITY

         The Fund will waive the Class C CDSC on redemptions following the death or disability of a Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the Class C CDSC.

         In cases of death or disability, the Class C CDSC will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the Class C CDSC applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

         REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT
PLANS

         The Fund will waive the Class C CDSC when a total or partial redemption is made in connection with certain distributions from retirement plans. The Class C CDSC will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds. In such event, as described below, the Fund will "tack" the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, Class C CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The Class C CDSC also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Sections 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

         The Fund does not intend to waive the Class C CDSC for any distributions from IRAs or other retirement plans not specifically described above.

         REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

         The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from Class C Shares of the Fund is 12% annually. No CDSC will be imposed on the systematic withdrawal plan redemptions.

         NO INITIAL COMMISSION OR TRANSACTION FEE

         The Fund will waive the Class C CDSC in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares.

         INVOLUNTARY REDEMPTIONS OF SHARES

         The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the Class C CDSC upon such involuntary redemption.

                             FEDERAL INCOME TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's shares. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

         THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

         The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

         The Fund may generate premiums from the writing of call options. The Fund will recognize short-term capital gains upon the expiration of an option that it has written. If the Fund enters into a closing transaction, the difference between the amount paid to close out its option position and the premium received for writing the option will be short-term gain or loss. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option, put option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, it is expected that most of the gains from the sale of the underlying securities held by the Fund will be short-term capital gains. Because the Fund does not have control over the exercise of the call options it writes, such exercises or other required sales of the underlying stocks may force the Fund to realize capital gains or losses at inopportune times.

         The Fund's transactions in options are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends-received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

         The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

         The Code contains special "straddle" rules that generally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may enter into certain investments that constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

         Some of the call options the Fund may write on portfolio securities will be "qualified covered calls" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code.

TAXATION OF SHAREHOLDERS

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

         Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

         Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15%.

         Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Shareholders that have capital losses are urged to consult their tax advisers.

         The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

                                FUND PERFORMANCE

         From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one- year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

         The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

         Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

         Total return is calculated separately for Class A Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ. The Fund from time to time also may include supplemental total return information that does not include sales charges.

         The Fund's Annual and Semiannual Reports will contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.claymore.com or by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

                                OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

         The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Disclosure Policies apply to the Fund, Investment Adviser, Sub-Adviser and other service providers. Pursuant to the Disclosure Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Investment Adviser to the Fund's shareholders. The Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or Sub-Adviser or any affiliated person of the Investment Adviser or Sub-Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Chief Compliance Officer and the Board of Trustees.

         Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. The Fund makes available on its public web site portfolio holdings information in the following manner:

         -- Fiscal Quarters: Complete portfolio holdings (or other disclosure of portfolio holdings as required by applicable legal or regulatory requirements) as of the end of each fiscal quarter disclosed with a minimum lag time of 30 calendar days.

         -- Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 30 calendar days.

         Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its service providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its service providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

         Shareholder In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

         Other Entities. Pursuant to the Policy, the Fund or the Investment Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the Board of Trustees (or a designated committee thereof). The CCO will report to the Board of Trustees on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

         Ongoing Arrangements to Disclose Portfolio Holdings Information. At this time, the Investment Adviser and Sub-Adviser and the Fund have not entered into any ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings.

CUSTODY OF ASSETS

         Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by the Bank of New York, 101 Barclay Street, New York, New York 10286. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

         Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent registered public accounting firm.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

         The Proxy Voting Policy and Procedures of the Sub-Adviser are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th is available without charge, upon request, by calling Open-End Fund Administration at (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

Counsel to the Fund and the Independent Trustees is Vedder, Price, Kaufman & Kammholz, P.C.

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

                             [TO COME BY AMENDMENT]

                            PART C: OTHER INFORMATION

ITEM 23.  EXHIBITS

     (a)  Agreement and Declaration of Trust of Registrant (1)

     (b)  By-Laws of Registrant (1)

     (c)  Not applicable

     (d)  (1) Investment Advisory Agreement between Claymore Advisors, LLC and:

               (i)  Claymore/Fiduciary Strategic Equity Fund (1)

               (ii) Claymore Peroni Equity Opportunities Fund (1)

              (iii) Claymore/Fiduciary Large Cap Core Fund (**)

               (iv) Claymore Core Equity Fund (**)

                (v) Claymore/[   ] Senior Floating Rate Fund*

               (vi) Claymore/Zacks Multi-Cap Opportunities Fund*

          (2)  Investment Sub-Advisory Agreement among the Adviser and:

               (i) Claymore/Fiduciary Strategic Equity Fund and Fiduciary Asset Management, LLC (1)

              (ii) Claymore/Fiduciary Large Cap Core Fund and Fiduciary Asset Management, LLC (**)

             (iii)  Claymore/[   ] Senior Floating Rate Fund and [   ]*

              (iv) Claymore/Zacks Multi-Cap Opportunities Fund and Zacks Investment Management, Inc.*

     (e)  (1) Form of Distribution Agreement (1)

          (2) Form of Dealer Selling Agreement (1)

     (f)  Not applicable

     (g)  Form of Custody Agreement (1)

     (h)  (1)  Form of Transfer Agency Agreement (2)

          (2)  Form of Fund Accounting Agreement (1)

          (3)  Form of Administration Agreement (1)

          (4)  Form of Shareholder Services Agreement (1)

          (5)  Form of Blue Sky Compliance Servicing Agreement (2)

          (6) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Strategic Equity Fund) (1)

          (7) Form of Expense Reimbursement Agreement (Claymore Peroni Equity Opportunities Fund) (1)

          (8) Form of Expense Reimbursement Agreement (Claymore/Fiduciary Large Cap Core Fund)(**)

          (9)  Form of Expense Reimbursement Agreement (Claymore Core Equity
               Fund)(**)

         (10)  Form of Expense Reimbursement Agreement (Claymore/[   ] Senior
               Floating Rate Fund)*

         (11) Form of Expense Reimbursement Agreement (Claymore/Zacks Multi-Cap Opportunities Fund)*

     (i)  Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C. for:

               (1) Claymore/Fiduciary Large Cap Core Fund (**)

               (2) Claymore Core Equity Fund (**)

               (3) Claymore/[   ] Senior Floating Rate Fund*

               (4) Claymore/Zacks Multi-Cap Opportunities Fund*

     (j)  Consent of Independent Registered Public Accounting Firm (*)

     (k)  Not applicable

     (l)  Form of Initial Subscription Agreement (1)

     (m)  Plan of Distribution pursuant 12b-1 (1)

     (n)  Rule 18f-3 Plan (1)

     (p)  (1) Code of Ethics of the Fund and the Adviser (1)

          (2)  Codes of Ethics of investment sub-advisors:

               (i)  Fiduciary Asset Management, LLC (1)

              (ii)  [    ]*

             (iii)  Zacks Investment Management, Inc.*

     (q)  Power of Attorney (1)


------------------
(*) To be filed by amendment

(**)This filing does not relate to these series (see explanatory note). These documents will be filed by separate Post-Effective Amendment relating to these series.

(1) Previously filed in Registrant's Pre-Effective Amendment No. 3 as filed with the Commission on June 17, 2005.

(2) Previously filed in Registrant's Pre-Effective Amendment No. 4 as filed with the Commission on June 27, 2005.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         See the Statement of Additional Information

ITEM 25.  INDEMNIFICATION

         Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

         Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

         Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


         See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement," in the Statement of Additional Information for information regarding the business of the Investment Adviser, [ ] and Zacks Investment Management, Inc.


         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of the Investment Adviser, reference is made to the Investment Adviser's current Form ADV (File No. 129288) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of [ ], reference is made to [ ]'s current Form ADV (File No. [ ]) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

         For information as to the business, profession, vocation and employment of a substantial nature of each of directors and directors and officers of Zack's Investment Management, Inc., reference is made to Zack's Investment Management, Inc.'s current Form ADV (File No. 110897) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a)      Not Applicable

(b)

                                                                                          POSITIONS AND
                NAME AND PRINCIPAL               POSITIONS AND OFFICES WITH              OFFICES WITH
                BUSINESS ADDRESS1                       UNDERWRITER                        THE FUNDS
                -----------------------------------------------------------------------------------------
                David C. Hooten                 Chief Executive Officer                       None
                Nicholas Dalmaso                Senior Managing Director and             Trustee, Chief
                                                General Counsel                       Legal and Executive
                                                                                       Officer and Chief
                                                                                       Compliance Officer
                Michael J. Rigert               President                                     None
                Anthony J. DiLeonardi           Senior Managing Director,                     None
                                                Distribution
                Charles G. Millington           Senior Managing Director, Chief               None
                                                Financial Officer, Chief Operating
                                                Officer
                Anne S. Kochevar                Managing Director, Chief Compliance           None
                                                Officer
                Brian S. Wesbury                Senior Managing Director, Chief               None
                                                Investment Strategist and Chairman
                                                of the Investment Committee

               1 The principal business address for all listed persons is 2455 Corporate West Drive, Lisle, Illinois 60532.

(c)      Not Applicable


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained in part at the office of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, and in part at the offices of the Transfer Agent at 615 E. Michigan St. Fl 3, Milwaukee, WI 53202.

ITEM 29.  MANAGEMENT SERVICES

         Not applicable

ITEM 30.  UNDERTAKINGS

         Not applicable

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Lisle and State of Illinois, on the 15th day of August, 2005.



                                  By:  /s/ Nicholas Dalmaso
                                  ----------------------------------------------
                                  By:  Nicholas Dalmaso, Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 15th day of August, 2005 by the following persons in the capacities set forth below.



                 SIGNATURES                  TITLE
         ---------------------------         ----------------

                  *                          Trustee
             ------------------
             Randall C. Barnes

                  *                          Trustee
             ------------------
             Ronald A. Nyberg

                  *                          Trustee
             ------------------
             Ronald E. Toupin, Jr.

             /s/ Nicholas Dalmaso            Trustee and Chief Executive Officer
             ------------------
             Nicholas Dalmaso

             /s/ Steven M. Hill              Treasurer, Chief Financial Officer
             ------------------              and Chief Accounting Officer
             Steven M. Hill

             */s/ Nicholas Dalmaso
             ------------------
             Nicholas Dalmaso
             Attorney-In-Fact, pursuant to power of attorney filed previously in Pre-Effective Amendment No. 3 to the Registrant's Registration Statement as filed with the Commission on June 17, 2005.





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